As filed with the Securities and Exchange Commission on July 19, 2006
                                           Securities Act Registration No. 333-
                                       Investment Company Registration No. 811-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-2

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                        Pre-Effective Amendment No.                       |_|
                        Post-Effective Amendment No.                      |_|
                                   and/or
                         REGISTRATION STATEMENT UNDER
                        INVESTMENT COMPANY ACT OF 1940                    |_|
                               AMENDMENT NO.                              |_|
                           BlackRock Real Asset Trust
        (Exact Name of Registrant As Specified In Declaration of Trust)

                              100 Bellevue Parkway
                           Wilmington, Delaware 19809
                    (Address of Principal Executive Offices)

                                 (800) 882-0052
              (Registrant's Telephone Number, Including Area Code)

                          Anne F. Ackerley, President
                           BlackRock Real Asset Trust
                              40 East 52nd Street
                            New York, New York 10022
                    (Name and Address of Agent for Service)

                                   Copies to:

                            Michael K. Hoffman, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                            New York, New York 10036
                            _______________________

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


                            CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
========================================================================================================================
                                                                       Proposed          Proposed
                                                                       Maximum           Maximum           Amount of
   Title of Securities                            Amount Being     Offering Price       Aggregate         Registration
    Being Registered                              Registered          per Unit        Offering Price           Fee
------------------------------------------------------------------------------------------------------------------------
Common Shares, $.001 par value.............      100,000 shares         $15.00          $1,500,000(1)        $160.50
------------------------------------------------------------------------------------------------------------------------
(1) Estimated solely for the purpose of calculating the registration fee.

         The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

===============================================================================

                           BlackRock Real Asset Trust

                             CROSS REFERENCE SHEET


                               Part A--Prospectus


         Items in Part A of Form N                        Location in Prospectus
-------------------------------------------------------------------------------------------------------------------
Item 1.  Outside Front Cover                         Cover Page
Item 2.  Cover Pages; Other Offering Information     Cover Page
Item 3.  Fee Table and Synopsis                      Prospectus Summary; Summary of Trust Expenses
Item 4.  Financial Highlights                        Not Applicable
Item 5.  Plan of Distribution                        Cover Page; Prospectus Summary; Underwriting
Item 6.  Selling Shareholders                        Not Applicable
Item 7.  Use of Proceeds                             Use of Proceeds; The Trust's Investments
Item 8.  General Description of the Registrant       The Trust; The Trust's Investments; Risks; Description of
                                                         Shares; Anti-Takeover Provisions in the Agreement and
                                                         Declaration of Trust; Closed-End Trust Structure;
Item 9.  Management                                  Management of the Trust; Custodian and Transfer Agent;
                                                         Summary of Trust Expenses
Item 10. Capital Stock, Long-Term Debt, and Other    Description of Shares; Distributions; Dividend Reinvestment
         Securities                                      Plan; Anti-Takeover Provisions in the Agreement and
                                                         Declaration of Trust; Tax Matters
Item 11. Defaults and Arrears on Senior Securities   Not Applicable
Item 12. Legal Proceedings                           Legal Opinions
Item 13. Table of Contents of the Statement of       Table of Contents for the Statement of Additional Information
         Additional Information

                                    Part B--Statement of Additional Information

Item 14. Cover Page                                  Cover Page
Item 15. Table of Contents                           Cover Page
Item 16. General Information and History             Not Applicable
Item 17. Investment Objective and Policies           Investment Objective and Policies; Investment Policies and
                                                         Techniques; Other Investment Policies and Techniques;
                                                         Portfolio Transactions and Brokerage
Item 18. Management                                  Management of the Trust; Portfolio Transactions and Brokerage
Item 19. Control Persons and Principal Holders of    Not Applicable
         Securities
Item 20. Investment Advisory and Other Services      Management of the Trust; Experts
Item 21. Portfolio Managers                          Management of the Trust
Item 22. Brokerage Allocation and Other Practices    Portfolio Transactions and Brokerage
Item 23. Tax Status                                  Tax Matters
Item 24. Financial Statements                        Financial Statements; Independent Auditors' Report

                                             Part C--Other Information

Items 25-34 have been answered in Part C of this Registration Statement


     The information contained in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                             Subject to Completion
                   Preliminary Prospectus dated July 19, 2006

                                                             [GRAPHIC OMITTED]

PROSPECTUS
----------

                           BlackRock Real Asset Trust

                                 Common Shares
                                $15.00 per Share
                                _______________

         Investment Objective. BlackRock Real Asset Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company. The Trust's investment objective is to provide total return through a combination of current income and capital appreciation. The Trust attempts to achieve this objective by investing primarily in equity securities of companies engaged in the energy, natural resources and basic materials industries and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries.

         No Prior History. Because the Trust is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust anticipates that its common shares will be listed on the New York Stock Exchange under the Symbol
"   ."

         Investment Advisor. The Trust's investment advisor is BlackRock Advisors, Inc. ("BlackRock Advisors" or the "Advisor") and the Trust's sub-advisor is BlackRock Capital Management, Inc. ("Sub-Advisor"). We sometimes refer to the Advisor and the Sub-Advisor collectively as the "Advisors".

                                                       (continued on next page)

         Investing in the common shares involves certain risks. See "Risks" on page of this prospectus.
                            _______________________

                                                       Per Share      Total(1)
                                                       ---------      --------
        Public offering price........................
        Sales load(2)................................
        Estimated offering expenses(3)...............
        Proceeds, after expenses, to the Trust(4)....

     (1) The Trust has granted the underwriters an option to purchase up to additional common shares at the price to public, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and
         proceeds, after expenses, to the Trust will be $    , $    , $
         and $     , respectively. See "Underwriting."

     (2) BlackRock Advisors may pay certain qualifying underwriters a sales incentive fee, structuring fee or, alternatively, additional compensation in connection with the offering. BlackRock Advisors may pay commissions to employees of its affiliates that participate in the marketing of the Trust's common shares. See "Underwriting."

     (3) The Trust will pay organizational and offering expenses of the Trust (other than the sales load) up to an aggregate of $. per share of the Trust's common shares sold in this offering. This $. per common share amount includes a $. per common share partial reimbursement of expenses to the underwriters and may include a reimbursement of BlackRock Advisors', expenses incurred in connection with this offering. BlackRock Advisors has agreed to pay such offering expenses of the Trust to the extent offering expenses (other than sales load) and organizational expenses exceed $. per share of the Trust's common shares. The aggregate offering expenses (other than sales load) to be incurred by the Trust are estimated to be $ (including amounts incurred by BlackRock Advisors on behalf of the Trust).

     (4) The Trust will pay its organizational expenses out of its seed capital prior to completion of this offering.


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The common shares will be ready for delivery on or about          , 2006.

                             ____________________

(continued from previous page)


         Investment Policies. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of energy, natural resources and basic materials companies and companies in associated businesses and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries. Energy, natural resources and basic materials companies include those companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. This sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers. Equity securities held by the Trust may include common stocks, preferred stocks, convertible securities, warrants, depository receipts, equity interests in Canadian Royalty Trusts, and equity interests in master limited partnerships ("MLPs"). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust may invest in companies located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets. In selecting investments, the Trust looks for equity securities of companies that appear to have potential for above average performance. These may include companies that the Advisors expect to show above average growth over the long term as well as those that appear to the Advisors to be trading below their true net worth. The Trust may invest in companies of any size market capitalization including small capitalization and mid-capitalization companies. As part of its investment strategy, the Trust currently intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) covered put options and, to a lesser extent, writing (selling) covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust's shareholders. The Trust may use strategic transactions for hedging purposes or to enhance total return and may engage in short sales of securities. The Trust may invest up to 20% of its total assets in U.S. and non-U.S. investments, including stocks and debt securities of companies not associated with energy, natural resources, or basic materials. The Trust reserves the right to invest up to 10% of its total assets in non-investment grade debt securities, commonly known as "junk bonds." The Trust does not intend to invest directly in physical commodities such as gold and other metals.

         You should read this prospectus, which contains important information about the Trust, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated
         , 2006, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission's web site (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. The Trust does not post a copy of the Statement of Additional Information on its web site because the Trust's common shares are not continuously offered, which means the Statement of Additional Information will not be updated after completion of this offering and the information contained in the Statement of Additional Information will become outdated. The Trust's annual and semi-annual reports, when produced, will be available at the Trust's web site (http://www.blackrock.com).

         The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

                                                                           Page
                                                                           ----


PROSPECTUS SUMMARY...........................................................1

SUMMARY OF TRUST EXPENSES...................................................17

THE TRUST...................................................................19

USE OF PROCEEDS.............................................................19

THE TRUST'S INVESTMENTS.....................................................19

RISKS    ...................................................................27

MANAGEMENT OF THE TRUST.....................................................33

NET ASSET VALUE.............................................................35

DIVIDEND REINVESTMENT PLAN..................................................36

DESCRIPTION OF SHARES.......................................................37

ANTI-TAKEOVER PROVISIONS IN THE  AGREEMENT AND DECLARATION OF TRUST.........38

CLOSED-END TRUST STRUCTURE..................................................39

REPURCHASE OF COMMON SHARES.................................................40

TAX MATTERS.................................................................40

UNDERWRITING................................................................43

CUSTODIAN AND TRANSFER AGENT................................................44

LEGAL OPINIONS..............................................................44

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION...............45


                              ____________________



         You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY


         This is only a summary of certain information contained in this prospectus relating to BlackRock Real Asset Trust. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.


The Trust.................................     BlackRock Real Asset Trust is a newly organized, non-diversified, closed-end management investment company. Throughout the
                                               prospectus, we refer to BlackRock Real Asset Trust simply as the
                                               "Trust" or as "we," "us" or "our." See "The Trust."

The Offering..............................     The Trust is offering             common shares of beneficial
                                               interest at $          per share through a group of underwriters
                                               (the "Underwriters") led by                             . The
                                               common shares of beneficial interest are called "common shares"
                                               in the rest of this prospectus. You must purchase at least 100
                                               common shares ($         ) in order to participate in this
                                               offering. The Trust has given the Underwriters an option to
                                               purchase up to                additional common shares to cover
                                               overallotments. BlackRock Advisors, Inc. ("BlackRock Advisors" or
                                               the "Advisor") has agreed to pay offering costs (other than sales load) to the extent that offering costs (other than sales load)
                                               and organizational expenses exceed $          per common share.
                                               See "Underwriting."

Investment Objective......................     The Trust's investment objective is to provide total return through a combination of current income and capital
                                               appreciation.  The Trust attempts to achieve this objective by investing primarily in equity securities of companies engaged in the energy, natural resources and basic materials businesses and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries.  There can be no assurance that the Trust's investment objective will be achieved. See "The Trust's Investments--Investment Objective and
                                               Policies."

Investment Policies.......................     Investment Philosophy. The Advisors believe inefficient pricing in the energy, natural resources and basic materials industries provides the opportunity for enhanced investment returns. The
                                               Advisors seek to take advantage of value dislocations through the combination of top-down macro analysis and bottom-up security selection. The knowledge and experience of the Advisors' energy, natural resources and basic materials portfolio management teams are used to evaluate the macro environment and assess its impact on the various industries within the energy, natural resources and basic materials industries. Within this framework, the
                                               Advisors seek to identify attractively valued securities with strong growth prospects through rigorous bottom-up fundamental research.

                                               The top-down component of the investment process is designed to assess the various interrelated macro variables affecting the energy, natural resources and basic materials industries as a whole. These variables generally include the supply, demand, inventory, raw material and transportation factors for crude oil, natural gas, coal, electricity, gold, precious metals, base metals and industrial metals on a worldwide basis. By comparing the market's perception of these factors relative to the
                                               Advisors' outlook, the Advisors seek to identify value
                                               dislocations. The greater the conviction and value dislocation, the greater the potential investment returns.

                                               Risk/reward analysis is a key component of the Advisors' macro view. The Advisors evaluate energy natural resources and basic materials sub-sectors (i.e., oil, gas, coal, pipes, gold, etc.)
                                               to seek to determine optimal portfolio positioning. Industry selection is a direct result of the Advisors' sub-sector
                                               analysis. Once the evaluation of the various energy, natural resources and basic materials industries is complete, the
                                               Advisors identify those sub-sectors that are most attractive based on their long-term macro view.

                                               Bottom-up security selection is focused on identifying the most compelling investment opportunities within each industry. The
                                               Advisors seek to identify reasonably-priced companies with attractive long-term prospects, quality management and strong cash-flow growth.

                                               Investment Strategy. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to the energy, natural resources and basic materials industries. Energy, natural resources and basic materials companies include those companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. This sector
                                               includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, and technology, metal production, forest products, paper
                                               products, chemicals, building materials, coal, alternative energy sources and environmental services, as well as related
                                               transportation companies and equipment manufacturers. Equity securities held by the Trust may include common stocks, preferred shares, convertible securities, warrants, depository receipts, equity interests in Canadian Royalty Trusts, and master limited partnerships ("MLPs"). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust may invest in companies located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets. In selecting investments, the Trust looks for equity securities of companies that appear to have potential for above-average performance.
                                               These may include companies that the Advisors expect to show above-average growth over the long term as well as those that appear to the Advisors to be trading below their true net worth.
                                               The Trust may invest in companies of any size market
                                               capitalization, including small capitalization and
                                               mid-capitalization companies. The Trust does not intend to invest directly in physical commodities such as gold or other metals.

                                               The Trust may invest up to 20% of its total assets in other U.S.
                                               and other non-U.S. investments. These investments may include equity and debt securities of companies not engaged in the energy, natural resources and basic materials businesses. The
                                               Trust reserves the right to invest up to 10% of its total assets in non-investment grade debt securities, commonly known as "junk bonds." See "Investment Policies and Techniques--Non-Investment
                                               Grade Securities" in the Statement of Additional Information.

                                               As part of its strategy, the Trust currently intends to employ a strategy of writing (selling) covered call and put options on individual common stocks. In addition to its covered option strategy, the Trust may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the
                                               Trust's shareholders. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital
                                               appreciation becomes more limited. A substantial portion of the options written by the Trust may be over-the-counter options
                                               ("OTC options").

                                               A call option written by the Trust on a security is "covered" if the Trust owns the security underlying the call or has an
                                               absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash
                                               consideration is required, cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the board of trustees) in such amount are segregated by the
                                               Trust's custodian) upon conversion or exchange of other
                                               securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.

                                               A put option written by the Trust on a security is "covered" if the Trust segregates or earmarks assets determined to be liquid by the Advisors (in accordance with procedures established by the board of trustees) equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii)
                                               less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated or earmarked assets determined to be liquid by the Advisors as described above.

                                               An index or sector orientated option is considered "covered" if the Trust maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the applicable basket of securities. An index or sector put option also is covered if the Trust holds a put on the same basket of securities as the put written where the exercise price of the put held is
                                               (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. An index or sector call option also is covered if the Trust holds a call on the same basket of
                                               securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as "index" options.

                                               The Trust generally intends to write covered put and call options with respect to approximately % to % of its total assets,
                                               although this percentage may vary from time to time with market conditions. Under current market conditions, the Trust
                                               anticipates initially writing covered put and call options with respect to approximately % of its total assets. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The number of covered put and call options on securities the Trust can write is limited by the total assets the Trust holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. In connection with its option writing strategy, the Trust will not write "naked" or uncovered put and call options. Furthermore, the Trust's
                                               exchange-listed option transactions will be subject to
                                               limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.
                                               These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different
                                               exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                                               In addition to the option strategies discussed above, the Trust may engage in strategic transactions for hedging purposes or to enhance total return. See "The Trust's Investments--Portfolio
                                               Composition--Strategic Transactions." The Trust may also engage in short sales of securities.

                                               The Trust does not intend to utilize leverage or issue preferred shares.

Investment Advisors.......................     BlackRock Advisors will be the Trust's investment advisor and
                                               BlackRock Capital Management, Inc. ("BlackRock Capital
                                               Management" or the "Sub-Advisor") will provide certain day-to-day investment management services to the Trust.  Throughout the prospectus, we sometimes refer to BlackRock Advisors and
                                               BlackRock Capital Management, collectively as the "Advisors."
                                               BlackRock Advisors will receive an annual fee, payable monthly,
                                               in a maximum amount equal to    % of the average weekly value
                                               of the Trust's net assets. BlackRock Advisors has agreed to waive receipt of a portion of the management fee or other
                                               expenses of the Trust in the amount of     % of average weekly
                                               net assets attributable to common shares for the first five years
                                               of the Trust's operations,     % in year six,     % in year
                                               seven and      % in year eight. BlackRock Advisors will pay a
                                               sub-advisory fee to the BlackRock Capital Management, equal to
                                               % of the management fee, after giving effect to any waiver. See
                                               "Management of the Trust."

Distributions.............................     Commencing with the Trust's initial dividend, the Trust intends to make regular monthly cash distributions of all or a portion of its investment company taxable income to common shareholders. We expect to declare the initial monthly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend
                                               approximately 60 to 90 days after completion of this offering.
                                               The Trust will pay common shareholders at least annually all or substantially all of its investment company taxable income. The
                                               Trust intends to pay any capital gains distributions annually.

                                               Various factors will affect the level of the Trust's income, such as its asset mix and the Trust's use of hedging. To permit the
                                               Trust to maintain a more stable monthly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust's net asset value and,
                                               correspondingly, distributions from undistributed income will deduct from the Trust's net asset value. See "Distributions."
                                               Shareholders will automatically have all dividends and
                                               distributions reinvested in common shares of the Trust issued by the Trust or purchased in the open market in accordance with the
                                               Trust's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

Listing...................................     The Trust anticipates that its common shares will be listed on
                                               the New York Stock Exchange under the Symbol "    ."

Custodian and Transfer Agent..............     The Bank of New York will serve as the Trust's Custodian and
                                               Transfer Agent.  See "Custodian and Transfer Agent."

Market Price of Shares....................     Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies, such as the Trust, that invest primarily in equity securities have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the
                                               Trust. See "Use of Proceeds." In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as dividend levels, which are in turn affected by
                                               interest rates, expenses, call protection for portfolio
                                               securities, dividend stability, portfolio credit quality,
                                               liquidity and market supply and demand. See "Risks," "Description of Shares" and the section of the Statement of Additional
                                               Information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.

Special Risk Considerations...............     No Operating History. The Trust is a non-diversified, closed-end management investment company with no operating history.

                                               Market Discount Risk. As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors.
                                               If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced
                                               immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the
                                               Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

                                               Industry Concentration Risk. The Trust's investments will be concentrated in the energy, natural resources and basic materials industries. Because the Trust is focused in specific industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in any one of the energy, natural resources or basic materials industries would have a larger impact on the Trust than on an investment company that does not concentrate in such industries, which can be significantly affected by the supply of and demand for specific products and services, exploration and production spending, government regulation, world events and economic conditions. The energy, natural resources and basic materials industries can also be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy, natural resources and basic materials industries will lag behind the performance of other industries or the broader market as a whole. The Trust will not invest, under normal market conditions, less than 25% of its total assets in securities of energy, natural resources and equity derivatives with exposure to the energy, natural resources and basic
                                               materials industries without shareholder approval.

                                               Other risks inherent in investing in energy, natural resources and basic materials companies include:

                                               Supply and Demand Risk. A decrease in the production of a
                                               physical commodity or a decrease in the volume of such commodity available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of an energy, natural resources or basic materials company that devotes a portion of its business to that commodity. Production declines and volume decreases could be caused by various factors,
                                               including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings,
                                               increased regulations, equipment failures and unexpected
                                               maintenance problems, import supply disruption, increased
                                               competition from alternative energy sources or commodity prices.
                                               Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy, natural resources and basic materials companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

                                               Depletion and Exploration Risk. Many energy, natural resources and basic materials companies are either engaged in the
                                               production of one or more physical commodities, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy, natural resources and basic materials companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

                                               Operational and Geological Risk. Energy, natural resources and basic materials companies are subject to specific operational and geological risks in addition to normal business and management risks. Some examples of operational risks include mine rock falls, underground explosions and pit wall failures. Geological risk would include faulting of the ore body and misinterpretation of geotechnical data.

                                               Regulatory Risk. Energy, natural resources and basic materials companies are subject to significant federal, state and local government regulation in virtually every aspect of their
                                               operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide.
                                               Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.
                                               Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of energy, natural resources and basic materials companies.

                                               Commodity Pricing Risk. The operations and financial performance of energy, natural resources and basic materials companies may be directly affected by commodity prices, especially those energy, natural resources and basic materials companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.
                                               Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy, natural resources and basic materials companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy, natural resources and basic materials companies to raise capital to the extent the market perceives that their performance may be
                                               directly or indirectly tied to commodity prices.

                                               Precious Metals Pricing Risk. The Trust may invest in companies that have a material exposure to precious metals, such as gold, silver and platinum and precious metals related instruments and securities. The price of precious metals can fluctuate widely and is affected by numerous factors beyond the Trust's control including: global or regional political, economic or financial events and situations; investors' expectations with respect to the future rates of inflation and movements in world equity, financial and property markets; global supply and demand for specific precious metals, which is influenced by such factors as mine production and net forward selling activities by precious metals producers, central bank purchases and sales, jewelry demand and the supply of recycled jewelry, net investment demand and industrial demand, net of recycling; interest rates and currency exchange rates, particularly the strength of and
                                               confidence in the U.S. dollar; and investment and trading
                                               activities of hedge funds, commodity funds and other speculators.
                                               The Trust does not intend to hold physical precious metals.

                                               Distress Gold Sale Risk. The possibility of large-scale distress sales of gold in times of crisis may have a short-term negative impact on the price of gold and adversely affect companies in which the Trust may invest. For example, economic, political or social conditions or pressures may require central banks, other governmental agencies and multi-lateral institutions that buy, sell and hold gold as part of their reserve assets, to liquidate their gold assets all at once or in an uncoordinated manner. The demand for gold might not be sufficient to accommodate the sudden increase in the supply of gold to the market.

                                               Precious Metals in Emerging Markets. The Trust is likely to invest in precious metals companies that are located in emerging markets. It should be noted that some governments exercise substantial influence over the private sector, and the political risk for many developing countries is a significant factor. See also "Emerging Markets Risk" below.

                                               Commodity and Currency Risk. The use of commodity and currency derivative instruments by producers has increased in recent years. There have been examples of companies that have mismanaged their exposures resulting, in extreme cases, in financial
                                               distress or even bankruptcy.

                                               Interest Rate Risk. Rising interest rates could adversely impact the financial performance of energy, natural resources and basic materials companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

                                               Investment and Market Risk. An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Trust, a majority of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than your original
                                               investment, even after taking into account the reinvestment of
                                               Trust dividends and distributions.

                                               Common Stock Risk. The Trust will have exposure to common stocks.
                                               Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in
                                               investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Interest rates recently have been rising and it is possible that they will rise further.

                                               Non-U.S. Securities Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (1) fluctuations in foreign exchange rates; (2) future foreign economic, financial, political and social developments; (3) different legal systems; (4) the possible imposition of exchange controls or other foreign
                                               governmental laws or restrictions; (5) lower trading volume; (6)
                                               much greater price volatility and illiquidity of certain non-U.S.
                                               securities markets; (7) different trading and settlement
                                               practices; (8) less governmental supervision; (9) changes in currency exchange rates; (10) high and volatile rates of
                                               inflation; (11) fluctuating interest rates; (12) less publicly available information; and (13) different accounting, auditing and financial recordkeeping standards and requirements.

                                               Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa.
                                               The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are
                                               adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:
                                               (1) the possibility of expropriation or nationalization of assets; (2) confiscatory taxation; (3) difficulty in obtaining or enforcing a court judgment; (4) economic, political or social instability; and (5) diplomatic developments that could affect investments in those countries.

                                               Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the
                                               Trust and the unrealized appreciation or depreciation of
                                               investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.
                                               Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S.
                                               corporations may not be eligible for the reduced rate for
                                               qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (1) growth of gross domestic product; (2) rates of inflation; (3) capital
                                               reinvestment; (4) resources; (5) self-sufficiency; and (6)
                                               balance of payments position.

                                               As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

                                               Canadian Royalty Trust Risk. The Trust anticipates initially investing approximately 20% of its total assets in units issued by Canadian Royalty Trusts. Canadian Royalty Trusts are exposed to many of the same risks as energy and natural resources
                                               companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

                                               Emerging Markets Risk. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. "Emerging market countries" generally include every nation in the world except developed countries, that is the
                                               United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory
                                               taxation, nationalization, and less social, political and
                                               economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and (iii) certain national policies that may restrict the Trust's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

                                               Liquidity Risk. In some circumstances, investments may be
                                               relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on relevant exchanges or at all.
                                               Accordingly, the Trust's ability to respond to market movements may be impaired and the Trust may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative
                                               uncertainties.

                                               Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In
                                               addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Trust to the risks of foreign currency movements and other risks. See "Risks-Strategic Transactions."

                                               Small and Mid-Cap Stock Risk. While the Trust generally will invest primarily in large capitalization companies, the Trust may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company's stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium company may affect its market price. The Trust may need a
                                               considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

                                               MLP Risk. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation.
                                               Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and
                                               conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

                                               Short Sales Risk. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

                                               Risks Associated with the Trust's Option Strategy. The ability of the Trust to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful
                                               implementation of its option strategy. Risks that may adversely affect the ability of the Trust to successfully implement its option strategy include the following:

                                               Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities used in connection with the Trust's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

                                               As the writer of a covered call option, the Trust forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

                                               When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the
                                               Trust's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

                                               Exchange-Listed Option Risks. There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the
                                               following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii)
                                               trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv)
                                               unusual or unforeseen circumstances may interrupt normal
                                               operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were
                                               discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the
                                               Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

                                               The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded.
                                               To the extent that the options markets close before the markets for the underlying securities, significant price and rate
                                               movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other
                                               extraordinary distributions or events. A reduction in the
                                               exercise price of an option would reduce the Trust's capital appreciation potential on the underlying security.

                                               Over-the-Counter Option Risk. The Trust may write (sell) unlisted
                                               ("OTC" or "over-the-counter") options, and options written by the
                                               Trust with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from
                                               exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks,
                                               broker-dealers and financial institutions. The Trust may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing
                                               Corporation. In addition, the Trust's ability to terminate the
                                               OTC options may be more limited than with exchange-traded
                                               options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a
                                               transaction in accordance with the terms of the option as
                                               written. In the event of default or insolvency of the
                                               counterparty, the Trust may be unable to liquidate an OTC option position.

                                               Index Option Risk. The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date.
                                               The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is
                                               required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option.
                                               The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.
                                               Distributions paid by the Trust on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

                                               Non-Investment Grade Securities Risk. The Trust may invest up to
                                               10% of its total assets in securities that are below investment grade. Non-investment grade securities are commonly referred to as "junk bonds." Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities. Because of the substantial risks
                                               associated with lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short term and the long term. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade
                                               securities may be less liquid than that of higher rated
                                               securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

                                               Dividend Risk. Dividends on common stocks are not fixed but are declared at the discretion of an issuer's board of directors.
                                               There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in "Tax Matters," "qualified dividend income" received by the Trust will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning on or after December 31, 2010. There is no assurance as to what portion of the Trust's distributions will constitute qualified dividend income.

                                               Non-Diversification. The Trust has registered as a
                                               "non-diversified" investment company under the Investment Company
                                               Act of 1940, as amended (the "Investment Company Act"). For federal income tax purposes, the Trust, with respect to up to 50%
                                               of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment
                                               companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer or the securities of one or more qualified publicly traded
                                               partnerships. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

                                               Strategic Transactions. Strategic transactions in which the Trust may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as
                                               options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions
                                               ("Strategic Transactions") also involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments.
                                               Furthermore, the ability to successfully use Strategic
                                               Transactions depends on the Advisors' ability to predict
                                               pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of
                                               appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

                                               Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the
                                               Middle East and terrorist attacks in the U.S. and around the world may have resulted in market volatility and may have
                                               long-term effects on the U.S. and worldwide financial markets and on energy, natural resources and basic materials companies and may cause further economic uncertainties in the U.S. and
                                               worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

                                               Anti-Takeover Provisions. The Trust's Agreement and Declaration
                                               of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.


SUMMARY OF TRUST EXPENSES


         The following table shows Trust expenses as a percentage of net assets attributable to common shares.


Shareholder Transaction Expenses

         Sales load paid by you (as a percentage of offering price) ..........................      %
         Offering expenses borne by the Trust (as a percentage of offering price)(1)(2).......      %
         Dividend reinvestment plan fees(3)...................................................   None


                                                                                       Percentage of
                                                                                        Net Assets
Annual Expenses                                                                       Attributable to
                                                                                       Common Shares
                                                                                       -------------
       Management Fees...............................................                  --------------
       Other Expenses................................................                  --------------
       Total Annual Expenses.........................................                          (4)(5)
                                                                                       ==============
       Fee and Expense Waiver........................................                             (5)
                                                                                       --------------
       Net Annual Expenses...........................................                          (4)(5)
                                                                                       --------------
-------------

(1)       The Trust will pay organizational and offering costs of the Trust
          (other than the sales load) up to an aggregate of $     per share of the
          Trust's common shares sold in this offering which may include a reimbursement of BlackRock Advisors' expenses incurred in connection with this offering. BlackRock Advisors has agreed to pay such offering costs of the Trust to the extent offering expenses (other
          than sales load) and organizational expenses exceed $     per share of
          the Trust's common shares.

(2)       BlackRock Advisors has agreed to pay from its own assets additional
          compensation to           . BlackRock Advisors may pay commissions to
          employees of its affiliates that participate in the marketing of the Trust's common shares. See "Underwriting."

(3) You will be charged a $2.50 service charge and a brokerage commission of $.15 per share sold if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.

(4) Certain of these expenses represent reimbursement at cost to BlackRock Advisors for non-advisory services provided to the Trust by employees of BlackRock Advisors. See "Management of the Trust--Investment Management Agreements."

(5)       BlackRock Advisors has agreed to waive receipt of a portion of the
          management fee or other expenses of the Trust in the amount of     % of
          average weekly net assets attributable to common shares for the first
          five years of the Trust's operations,     % in year six,     % in year
          seven and     % in year eight. Without the waiver, "Total Annual Expenses"
          would be estimated to be   % of the average weekly net assets attributable
          to common shares.


         The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase as a percentage of the Trust's net assets attributable to common shares. See "Management of the Trust" and "Dividend Reinvestment Plan."

         The following example illustrates the expenses (including the offering expenses borne by the Trust and the sales load of $45) that you would pay on a
$1,000 investment in common shares, assuming (1) total annual expenses of   %
of net assets attributable to common shares in years one through five,   % in
year six,    % in year seven,    % in year eight and    % thereafter, and (2)
a    % annual return: (1)(2)

                                      1 Year      3 Years    5 Years   10 Years
                                    ----------  ----------  ---------  --------
Total Expenses Incurred.............    $            $          $          $

-------------

(1) The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.?The examples assume that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.

(2)  Assumes waiver of fees and expenses of    % of average weekly net assets
     attributable to common shares in years one through five,   % in year six,
         % in year seven and   % in year eight. BlackRock Advisors has not
     agreed to waive any portion of its fees and expenses beyond January 31, . See "Management of the Trust--Investment Management Agreements."

THE TRUST


         The Trust is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on July 19, 2006, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Trust has no operating history. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.


USE OF PROCEEDS

         The net proceeds of the offering of common shares will be
approximately $    ($     if the Underwriters exercise the overallotment option
in full) after payment of the estimated offering costs and the deduction of the sales load. The Trust will invest the net proceeds of this offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in equity securities that meet the Trust's investment objective and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term debt securities.


THE TRUST'S INVESTMENTS


Investment Objective and Policies

         The Trust's investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve its objective by investing primarily in equity securities of companies engaged in the energy, natural resources and basic materials businesses and equity derivatives with exposure to the energy, natural resources and basic materials industries.

         Under normal market conditions, the Trust invests at least 80% of its total assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries. Energy, natural resources and basic materials companies include those companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. This sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers. Equity securities held by the Trust may include common stocks, preferred shares, convertible securities, warrants, depository receipts, equity interests in Canadian Royalty Trusts and equity interests in MLPs. The Trust will not invest more than 25% of its total assets in MLPs. The Trust may invest in companies located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets. In selecting investments, the Trust looks for equity securities of companies that appear to have potential for above average performance. These may include companies that the Advisors expect to show above average growth over the long term as well as those that appear to the Advisors to be trading below their true net worth. The Trust may invest in companies of any market capitalization, including small capitalization and mid-capitalization companies. The Trust does not intend to invest directly in physical commodities such as gold and other metals.

         As part of its investment strategy, the Trust currently intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) covered put options and, to a lesser extent, writing (selling) covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust's shareholders. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The Trust may use strategic transactions for hedging purposes or to enhance gain and may engage in short sales of securities.

         The Trust may invest up to 20% of its total assets in other U.S. and non-U.S. investments. These investments may include stocks and debt securities of companies not engaged in the energy, natural resources and basic materials industries. The Trust reserves the right to invest up to 10% of its total assets in non-investment grade debt securities, commonly known as "junk bonds." See "Investment Policies and Techniques--Non-Investment Grade Securities" in the Statement of Additional Information.

         In addition to the option strategies discussed above, the Trust may engage in Strategic Transactions for hedging purposes, risk management or to enhance total return. The Trust may also engage in short sales of securities.

         The percentage limitations applicable to the Trust's portfolio described in this prospectus apply only at the time of investment, and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.

         For a more complete discussion of the Trust's intended portfolio composition, see "--Portfolio Composition."

Investment Philosophy

         The Advisors believe inefficient pricing in the energy, natural resources and basic materials industries provides the opportunity for enhanced investment returns. The Advisors seek to take advantage of value dislocations through the combination of top-down macro analysis and bottom-up security selection. The knowledge and expertise of the Advisors' energy, natural resources and basic materials portfolio management teams are used to evaluate the macro environment and assess its impact on the various industries within the energy, natural resources and basic materials industries. Within this framework, the Advisors seek to identify attractively-valued securities with strong growth prospects through rigorous bottom-up fundamental research.

         The top-down component of the investment process is designed to assess the various interrelated macro variables affecting the energy, natural resources and basic materials industries as a whole. These variables generally include the supply, demand, inventory, raw material and transportation factors for crude oil, natural gas, coal, electricity, gold, precious metals, base metals and industrial metals on a worldwide basis. By comparing the market's perception of these factors relative to the Advisors' outlook, the Advisors seek to identify value dislocations. The greater the conviction and value dislocation, the greater the potential investment returns.

         Risk/reward analysis is a key component of the Advisors' macro view. The Advisors evaluate energy, natural resources and basic materials sub-sectors (i.e., oil, gas, coal, pipes, gold, etc.) to seek to determine optimal portfolio positioning. Industry selection is a direct result of the Advisors' sub-sector analysis. Once the evaluation of the various energy, natural resources and basic materials industries is complete, the Advisors identify those sub-sectors that are most attractive based on their long-term macro view.

         Bottom-up security selection is focused on identifying the most compelling investment opportunities within each industry. The Advisors seek to identify reasonably-priced companies with attractive long-term prospects, quality management and strong cash-flow growth.

Portfolio Composition

         The Trust's portfolio will be composed principally of the following investments. A more detailed description of the Trust's investment policies and restrictions and more detailed information about the Trust's portfolio investments are contained in the Statement of Additional Information.

         Equity Securities. The Trust intends to invest primarily in equity securities, including common and preferred stocks, convertible securities, warrants and depository receipts, of issuers engaged in the energy and natural resources business, including Canadian Royalty Trusts and MLPs. Common stocks generally represent an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The Trust will employ a strategy, as described below, of writing covered call options on common stocks.

         For more information regarding preferred stocks, convertible securities, warrants and depository receipts, see "Investment Policies and Techniques--Equity Securities" in the Statement of Additional Information.

         Energy, Natural Resources and Basic Materials Companies. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries. Energy, natural resources and basic materials companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. This sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers. The Trust does not intend to invest directly in physical commodities such as gold and other metals. Equity securities held by the Trust may include common stocks, preferred shares, convertible securities, warrants, depositary receipts, equity interests in Canadian Royalty Trusts and equity interests in MLPs. The Trust will consider a company to be principally engaged in the energy, natural resources or basic materials industries if: (i) at least 50% of the company's assets, income, sales or profits are committed to or derived from any of the energy, natural resources or basic materials industries; or (ii) a third party has given the company an industry or sector classification consistent with the designated business activity.

         Options--In General. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option.

         If an option written by the Trust expires unexercised, the Trust realizes on the expiration date a capital gain equal to the premium received by the Trust at the time the option was written. If an option purchased by the Trust expires unexercised, the Trust realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Trust desires. The Trust may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Trust will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Trust will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Trust will realize a capital gain or, if it is less, the Trust will realize a capital loss. Net gains from the Trust's option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income.

         Call Options and Covered Call Writing. The Trust will follow a strategy known as "covered call option writing," which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Trust's shareholders. Under current market conditions, this strategy will be the Trust's primary option investment strategy. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

         As part of its strategy, the Trust may not sell "naked" call options on individual securities, i.e., options representing more shares of the stock than are held in the portfolio. A call option written by the Trust on a security is "covered" if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the board of trustees) in such amount are segregated by the Trust's custodian) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is
(i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.

         The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October 31, 2006 at $40 per share. A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money." Most of the options that will be sold by the Trust are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called "in-the-money" and will be sold by the Trust as a defensive measure to protect against a possible decline in the underlying stock.

         The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month call option is written with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the writer receives $2.45 (or 6.6%) of the common stock's value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Trust itself. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock's value, regardless of the stock's performance over the six-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the 6-month period. If the stock were to decline in price by 6.6%, the strategy would "break-even" thus offering no gain or loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40, and thus be limited to a 14.3% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor's downside protection is eliminated and the stock could eventually become worthless.

         For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against Trust stock holdings will be repurchased prior to the option's expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Trust at the strike price if the stock traded at a higher price than the strike price. In general, the Trust intends to continue to hold its common stocks rather than allowing them to be called away by the option holders.

         Put Options. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. These strategies may produce a considerably higher return than the Trust's primary strategy of covered call writing, but involve a higher degree of risk and potential volatility.

         The Trust will write (sell) put options on individual securities only if the put option is "covered." A put option written by the Trust on a security is "covered" if the Trust segregates or earmarks assets determined to be liquid by the Advisor, as described above, equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated or earmarked assets determined to be liquid by the Advisor, as described above.

         The following is a conceptual example of a put transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month put option written with a strike price of $35.00 (i.e., 94.2% of the current market price); and (3) the writer receives $1.10 or 2.95% of the common stock's value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Trust itself. Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.95% of the common stock's value, regardless of the stock's performance over the six-month period until the option expires. If the stock remains unchanged, appreciates in value or declines less than 5.8% in value, the option will expire and there would be a 2.95% return for the six-month period. If the stock were to decline by 5.8% or more, the Trust would lose an amount equal to the amount by which the stock's price declined minus the premium paid to the Trust. The stock's price could lose its entire value, in which case the Trust would lose $33.90 ($35.00 minus $1.10).

         Options on Indices. The Trust may sell put and call options on indices of securities. Options on an index differ from options on securities because
(i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

         As the seller of an index put or call option, the Trust receives cash (the premium) from the purchaser. The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Trust, in effect, agrees to accept the potential depreciation (in the case of a put) or sell the potential appreciation (in the case of a call) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the put or call option sold by the Trust, the Trust will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Trust as the seller of the index put or call option.

         The Trust may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both). The Trust's objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

         The Trust will cover its obligations when it sells index options. An index option is considered "covered" if the Trust maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the index. An index put option also is covered if the Trust holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. An index call option also is covered if the Trust holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid.

         Limitation on Option Writing Strategy. The Trust generally intends to
write covered call and put options with respect to approximately   % to   % of
its total assets, although this percentage may vary from time to time with market conditions. Under current market conditions, the Trust anticipates initially writing covered call and put options with respect to approximately
    % of its total assets. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The number of covered put and call options or securities the Trust can write is limited by the total assets the Trust holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. In connection with its option writing strategy, the Trust will not write "naked" or uncovered put or call options. Furthermore, the Trust's exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         Master Limited Partnerships. The Trust may invest up to 25% of the value of its total assets in MLPs. The MLPs in which the Trust intends to invest will be limited partnerships (or limited liability companies taxable as partnerships), the units of which will be listed and traded on a U.S. securities exchange. In addition, such MLPs will derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Trust intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

         MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP. For more information on MLPs, see "Investment Policies and Techniques--Master Limited Partnerships Interests" in the Statement of Additional Information.

         Non-U.S. Securities. The Trust will invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Trust may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets any of the following tests: (i) such company was not organized in the United States; (ii) such company's primary business office is not in the United States; (iii) the principal trading market for such company's assets is not located in the United States; (iv) less than 50% of such company's assets are located in the United States; or (v) 50% or more of such issuer's revenues are derived from outside the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

         Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks with respect to its investments in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

         Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

         Short Sales. The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to strategic positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

         When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

         If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

         Non-Investment Grade Securities. The Trust may invest up to 10% of its total assets in securities rated below investment grade, such as those rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") and BB or lower by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings ("Fitch") or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. When the Advisors believe it to be in the best interests of the Trust's shareholders, the Trust will reduce its investment in lower grade securities.

         Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

         The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity and will be a substantial factor in the Trust's relative share price volatility.

         Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

         The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on the Advisors' credit analysis than would be the case when the Trust invests in rated securities.

         Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering of common shares are being invested, during periods in which the Advisors determine that they are temporarily unable to follow the Trust's investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents. The Advisors' determination that they are temporarily unable to follow the Trust's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust's investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objective. The Advisors currently anticipate that these are the only circumstances in which the Trust will invest in income securities.

         Securities Lending and Delayed Settlement Transactions. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

         Strategic Transactions. In addition to the option strategies discussed above, the Trust may, but is not required to, use various strategic transactions described below to, facilitate portfolio management, mitigate risks and enhance total return. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the Advisors seek to use the practices to further the Trust's investment objective, no assurance can be given that these practices will achieve this result.

         The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential total returns although the Trust will commit variation margin for Strategic Transactions that involve futures contracts only in accordance with the rules of the Commodity Futures Trading Commission.

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use Strategic Transactions successfully depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.


RISKS

         The net asset value of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below.

         No Operating History. The Trust is a non-diversified, closed-end management investment company with no operating history.

         Market Discount Risk. As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

         Industry Concentration Risk. The Trust's investments will be concentrated in the energy, natural resources and basic materials industries. Because the Trust is focused in specific industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in any one of the energy, natural resources and basic materials industries would have a larger impact on the Trust than on an investment company that does not concentrate in such industries, which can be significantly affected by the supply of and demand for specific products and services, exploration and production spending, government regulation, world events and economic conditions. The energy, natural resources and basic materials industries can also be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy, natural resources and basic materials industries will lag behind the performance of other industries or the broader market as a whole. The Trust will not invest, under normal market conditions, less than 25% of its total assets in securities of energy, natural resources and equity derivatives with exposure to the energy, natural resources and basic materials industries without shareholder approval.

         Risks inherent in investing in energy, natural resources and basic materials companies include:

         Supply and Demand Risk. A decrease in the production of a physical commodity or a decrease in the volume of such commodity available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of an energy, natural resources or basic materials company that devotes a portion of its business to that commodity. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy, natural resources and basic materials companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities fuel sources, changes in commodity prices, or weather.

         Depletion and Exploration Risk. Many energy, natural resources and basic materials companies are either engaged in the production of one or more physical commodities, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy, natural resources and basic materials companies may be adversely affected if they, or the companies to whom they provide the service, are unable to acquire additional reserves cost effectively in sufficient quantities to replace the natural decline.

         Operational and Geological Risk. Energy, natural resources and basic materials companies are subject to specific operational and geological risks in addition to normal business and management risks. Some examples of operational risks include mine rock falls, underground explosions and pit wall failures. Geological risk would include faulting of the ore body and misinterpretation of geotechnical data.

         Regulatory Risk. Energy, natural resources and basic materials companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the operations and financial performance of energy, natural resources and basic materials companies.

         Commodity Pricing Risk. The operations and financial performance of energy, natural resources and basic materials companies may be directly affected by commodity prices, especially those energy, natural resources and basic materials companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy, natural resources and basic materials companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy, natural resources and basic materials companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

         Precious Metals Pricing Risk. The Trust may have a material exposure to precious metals, such as gold, silver and platinum, and precious metals-related instruments and securities. The price of precious metals can fluctuate widely and is affected by numerous factors beyond the Trust's control including: global or regional political, economic or financial events and situations; investors' expectations with respect to the future rates of inflation and movements in world equity, financial and property markets; global supply and demand for specific precious metals, which is influenced by such factors as mine production and net forward selling activities by precious metals producers, central bank purchases and sales, jewelry demand and the supply of recycled jewelry, net investment demand and industrial demand, net of recycling; interest rates and currency exchange rates, particularly the strength of and confidence in the U.S. dollar; and investment and trading activities of hedge funds, commodity funds and other speculators. The Trust does not intend to hold physical precious metals.

         Distress Gold Sale Risk. The possibility of large-scale distress sales of gold in times of crisis may have a short-term negative impact on the price of gold and adversely affect companies in which the Trust may invest. For example, economic, political or social conditions or pressures may require central banks, other governmental agencies and multi-lateral institutions that buy, sell and hold gold as part of their reserve assets, to liquidate their gold assets all at once or in an uncoordinated manner. The demand for gold might not be sufficient to accommodate the sudden increase in the supply of gold to the market.

         Precious Metals in Emerging Markets. The Trust is likely to invest in precious metals companies that are located in emerging markets. It should be noted that some governments exercise substantial influence over the private sector, and the political risk for many developing countries is a significant factor. See also "Emerging Markets Risk" below.

         Commodity and Currency Risk. The use of commodity and currency derivative instruments by producers has increased in recent years. There have been examples of companies that have mismanaged their exposures resulting, in extreme cases, in financial distress or even bankruptcy.

         Interest Rate Risk. Rising interest rates could adversely impact the financial performance of energy, natural resources and basic materials companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

         Investment and Market Risk. An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Trust, a majority of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Trust dividends and distributions.

         Common Stock Risk. The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Interest rates recently have been rising and it is possible that they will rise further.

         Non-U.S. Securities Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (1) fluctuations in foreign exchange rates; (2) future foreign economic, financial, political and social developments; (3) different legal systems; (4) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (5) lower trading volume; (6) much greater price volatility and illiquidity of certain non-U.S. securities markets; (7) different trading and settlement practices; (8) less governmental supervision; (9) changes in currency exchange rates; (10) high and volatile rates of inflation; (11) fluctuating interest rates; (12) less publicly available information; and (13) different accounting, auditing and financial recordkeeping standards and requirements.

         Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (1) the possibility of expropriation or nationalization of assets; (2) confiscatory taxation; (3) difficulty in obtaining or enforcing a court judgment; (4) economic, political or social instability; and (5) diplomatic developments that could affect investments in those countries.

         Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (1) growth of gross domestic product; (2) rates of inflation; (3) capital reinvestment; (4) resources; (5) self-sufficiency; and (6) balance of payments position.

         As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

         Canadian Royalty Trust Risk. The Trust anticipates initially investing approximately 20% of its total assets in units issued by Canadian Royalty Trusts. Canadian Royalty Trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

         Emerging Markets Risk. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and (iii) certain national policies that may restrict the Trust's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

         Liquidity Risk. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on relevant exchanges or at all. Accordingly, the Trust's ability to respond to market movements may be impaired and the Trust may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties.

         Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Trust to the risks of foreign currency movements and other risks. See "Risks-Strategic Transactions."

         Small and Mid-Cap Stock Risk. While the Trust generally will invest primarily in large capitalization companies, the Trust may invest in companies with small and mid-capitalizations. Small and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Small and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company's stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

         MLP Risk. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

         Short Sales Risk. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

         Risks Associated with Options on Securities. The ability of the Trust to achieve its primary investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Trust's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         As the writer of a covered call option, the Trust forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

         When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

         Exchange-Listed Option Risks. There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

         The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust's capital appreciation potential on the underlying security.

         Over-the-Counter Option Risk. The Trust may write (sell) unlisted ("OTC" or "over-the-counter") options, and options written by the Trust with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

         Index Option Risk. The Trust intends to sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option. The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Trust on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

         Non-Investment Grade Securities Risk. The Trust may invest up to 10% of its total assets in securities that are below investment grade. Non-investment grade securities are commonly referred to as "junk bonds." Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short term and the long term. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

         Dividend Risk. Dividends on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in "Tax Matters," "qualified dividend income" received by the Trust will generally be eligible for the reduced tax rate applicable to such dividends for taxable years beginning on or before December 31, 2010. There is no assurance as to what portion of the Trust's distributions will constitute qualified dividend income.

         Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer or the securities of one or more qualified publicly traded partnerships. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

         Strategic Transactions. Strategic Transactions in which the Trust may engage for hedging purposes, risk management or to enhance total return also involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use Strategic Transactions successfully depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

         Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the U.S. and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and on energy, natural resources and basic materials companies and may cause further economic uncertainties in the U.S. and worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

         Anti-Takeover Provisions. The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.


MANAGEMENT OF THE TRUST


Trustees and Officers

         The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are trustees of the Trust. A majority of the trustees are not "interested persons" (as defined in the Investment Company Act) of the Trust. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

         BlackRock Advisors acts as the Trust's investment advisor. BlackRock Capital Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Capital Management, located at 40 East 52nd Street, New York, New York 10022, are wholly-owned subsidiaries of BlackRock, Inc., which is one of the largest publicly-traded investment management firms in the United States with approximately $464 billion of assets under management as of June 30, 2006. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds(TM) and BlackRock Liquidity Funds(TM). In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(R) name.

         The BlackRock organization has over 17 years of experience managing closed-end products and, as of June 30, 2006, advised a closed-end family of 56 active funds with approximately $18 billion in assets. BlackRock has $40.9 billion in equity assets under management as of June 30, 2006, including $4.2 billion in assets across 8 equity closed-end funds. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Chicago, Edinburgh, Hong Kong, San Francisco, Singapore, Sydney, Tokyo and Wilmington. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority owned by PNC and by BlackRock employees.

         BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") announced on February 15, 2006 that they had entered into an agreement pursuant to which Merrill Lynch would contribute its investment management business, Merrill Lynch Investment Managers, to BlackRock, Inc. to create a new independent company (the "Transaction") that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. Based in New York, BlackRock, Inc. currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. Merrill Lynch will own no more than 49.8% of the total issued and outstanding capital stock of the new company and it will own no more than 45% of the new company's common stock, and The PNC Financial Services Group, Inc. ("PNC"), which currently holds a majority interest in BlackRock, will retain approximately 34% of the new company's common stock. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares on all matters in accordance with the recommendation of BlackRock, Inc.'s board. Completion of the transaction is subject to various regulatory approvals, client consents, approval by BlackRock, Inc.'s shareholders and customary conditions. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006. Following the completion of the Transaction, each of the Advisors will continue to provide investment management and sub-advisory services to the Trust, as the case may be. The terms of the successor advisory and sub-advisory agreements pursuant to which the Advisors will continue to provide investment management or sub-advisory services to the Trust following the Transaction will be substantially identical to the respective predecessor agreements that were effective prior to the Transaction. The initial and successor advisory and sub-advisory agreements were approved by the Trust's board of trustees and will be approved by the sole initial shareholder of the Trust prior to the initial public offering of the Trust.

         Portfolio Managers. The Trust is managed by the BlackRock Global Resources Team, which will be led by Denis J. Walsh III, CFA, Managing Director and Daniel Rice III, Senior Vice President. Mr. Rice and Mr. Walsh joined BlackRock following a merger with State Street Research & Management ("SSRM") in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984. Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

Investment Process

         The Advisors will employ their unique investment process in connection with the Trust. Throughout this process, the portfolio managers will:

     o Develop a macroeconomic view of the energy, natural resources and basic materials industries. This includes understanding energy fundamentals such as supply of and demand for inventories of oil, natural gas, gold, base metals and industrial metals and energy, natural resources and basic materials-related resources;

     o Conduct a risk/reward analysis of the energy, natural resources and basic materials sub-sectors;

     o    Determine what it believes to be the optimal portfolio position;

     o Identify stocks with what it believes to be attractive characteristics. These characteristics include a company's viability as a long-term prospect, a debt versus cash flow ratio, the quality of the company's management as well as how the company will likely be affected by the fundamental outlook for the sector; and

     o    Continually monitor portfolio risk.

Investment Management Agreements

         The Trust has agreed to pay BlackRock Advisors a management fee at an
annual rate equal to    % of the average weekly value of the Trust's net assets.
BlackRock Advisors has agreed to waive receipt of a portion of its management
fee in the amount of    % of the average weekly value of the Trust's net assets
attributable to common shares for the first five years of the Trust's
operations (through      ),    % for the year ending ,   % for the year ending
and   % for the year ending       . BlackRock Advisors will pay a sub-advisory
fee equal to        of the management fee it actually receives to BlackRock
Capital Management for sub-advisory services. In addition, with the approval of the board of trustees, including a majority of the independent trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed, at cost, to BlackRock Advisors by the Trust. BlackRock Advisors currently anticipates that it may be reimbursed for employees who provide pricing, secondary market support and compliance services to the Trust, subject to the approval of the board of trustees, including a majority of the independent trustees.

         In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


NET ASSET VALUE

         The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Trust calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Trust.

         The Trust values its investments primarily by using market quotations. Short-term debt investments having a remaining maturity of 60 days or less when purchased and debt investments originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value ("Fair Valued Assets") as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust's board of trustees. The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Valued Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Valued Assets shall be subsequently reported to and ratified by the Trust's board of trustees.

         Foreign securities, including MLPs and equity securities from emerging markets, are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value.

         When determining the price for a Fair Valued Asset, the investment advisor and/or sub-advisor shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.


DISTRIBUTIONS

         Commencing with the Trust's initial dividend, the Trust intends to make regular monthly cash distributions of all or a portion of its investment company taxable income to common shareholders. We expect to declare the initial monthly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The Trust will distribute to common shareholders at least annually all or substantially all its investment company taxable income. The Trust intends to pay any capital gains distributions annually.

         Various factors will affect the level of the Trust's income, such as its asset mix, and the Trust's use of hedging. To permit the Trust to maintain a more stable monthly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust's net asset value and, correspondingly, distributions from undistributed income will deduct from the Trust's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or purchased in the open market in accordance with the Trust's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."


DIVIDEND REINVESTMENT PLAN

         Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Trust will be automatically reinvested by The Bank of New York (the "Plan Agent"), agent for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

         The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere.

         If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

         If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

         In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next "ex-dividend" date, which will typically be approximately 10 days after the payment date for such dividend. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

         The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

         In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

         There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a brokerage commission of $.15 per share sold.

         The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

         All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774; telephone: 1-866-216-0242.


DESCRIPTION OF SHARES

Common Shares

         The Trust is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of July 19, 2006. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The Trust has no present intention of offering any additional shares other than the common shares it may issue under the Trust's Plan. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

         The Trust anticipates that its common shares will be listed on the New
York Stock Exchange under the symbol "    ." Net asset value will be reduced
immediately following the offering of common shares by the amount of the sales load and the amount of the offering expenses paid by the Trust. See "Summary of Trust Expenses."

         Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in equity securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under "Repurchase of Common Shares."


                        ANTI-TAKEOVER PROVISIONS IN THE
                       AGREEMENT AND DECLARATION OF TRUST

         The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

         In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust.

         The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of the Trust to an open-end investment company might not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 10 days' prior notice to all shareholders. Following any such conversion, it is possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The Agreement and Declaration of Trust also provides that the Trust may be liquidated upon the approval of 80% of the trustees.

         The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Trust's Agreement and Declaration of Trust, which is on file with the Securities and Exchange Commission.


CLOSED-END TRUST STRUCTURE

         The Trust is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

         Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.


REPURCHASE OF COMMON SHARES

         Shares of closed-end investment companies often trade at a discount to their net asset value, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

         There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price that approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.


TAX MATTERS

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders subject to special treatment under U.S. federal income tax law). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Trust.

         The Trust intends to elect to be treated and to qualify each year for special tax treatment afforded a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Trust meets certain requirements that govern the Trust's source of income, diversification of assets and distribution of earnings to shareholders, the Trust will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders. If, however, the Trust fails to meet these requirements, resulting in a disqualification of the Fund as a regulated investment company, then the Fund will be subject to the federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as an ordinary dividend.

         Distributions paid to you by the Trust from its investment company taxable income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Trust's earnings and profits. Such distributions (if designated by the Trust) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust's income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders (effective for taxable years beginning on or before December 31, 2010), as qualified dividend income eligible to be taxed, in general, at a maximum rate of 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. If the Trust's qualified dividend income is less than 95 percent of its gross income, a shareholder of the Trust may include as qualified dividend income only that portion of the dividends that may be and are so designated by the Trust as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such publicly traded stock). Dividend income from passive foreign investment companies and, in general, dividend income from real estate investment trusts ("REITs") is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Trust, are taxable to you as long-term capital gain if they have been properly designated by the Trust, regardless of the length of time you have owned Trust shares. The maximum tax rate on capital gain dividends received by individuals generally is 15% (5% for individuals in lower brackets) for such gain recognized on or before December 31, 2010. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

         The sale or other disposition of shares of the Trust will generally result in capital gain or loss to you if you hold the Trust shares as a capital asset, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. For purposes of determining whether Trust shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain will currently be taxed at a maximum rate of 35% applicable to ordinary income while long-term capital gain generally will be taxed at a maximum rate of 15% (5% for individuals in lower brackets) for such gain recognized with respect to taxable years beginning on or before December 31, 2010.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Trust. If the Trust pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

         An investor should be aware that if Trust shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Trust shares, in effect resulting in a taxable return of some of the purchase price.

         The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         Certain dividends designated by the Trust as "interest-related dividends" that are paid to most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by the Trust that would not be subject to U.S. tax if earned by a foreign person directly. Further, certain dividends designated by the Trust as "short-term capital gain dividends" that are paid to certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from the excess of the Trust's short-term capital gains over its net long-term capital losses. These provisions generally apply, with certain exceptions, to taxable years beginning on or before December 31, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them as related to these provisions.

         The foregoing is a general and abbreviated summary of the provisions of the Code, Treasury regulations and judicial and administrative authorities currently in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change or differing interpretations by Congress, the courts or the Internal Revenue Service, and any such change or interpretation may be retroactive. A more detailed discussion of the tax rules applicable to the Trust and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, state, local and foreign income and other taxes.

                                  UNDERWRITING

         Subject to the terms and conditions of a purchase agreement dated
               , 2006, each Underwriter named below, for which is acting as representative, has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter, the number of common shares set forth opposite the name of such Underwriter.

                                                                 Number of
                                                                  Common
Underwriter                                                       Shares
-----------                                                      ----------





         The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The Underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Trust, the Advisor and the Sub-Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.


Commissions and Discounts

         The Underwriters propose to offer initially some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the
public offering price less a concession not in excess of $      per share. The
sales load the Trust will pay of $      per share is equal to 4.5% of the
initial offering price. The Underwriters may allow, and the dealers may reallow,
a discount not in excess of $      per share on sales to other dealers. After
the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares purchased on or before
          , 2006.

         The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Trust. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.


                                                          Per Share        Without Option      With Option
                                                          ---------        --------------      -----------

Public offering price...........................               $
Sales load......................................               $
Estimated offering expenses.....................               $
Proceeds, after expenses, to the Trust..........               $


         The expenses of the offering are estimated at $     and are payable by
the Trust. The Trust will pay all of its organizational and offering costs (other than sales load) up to and including $.03 per common share. This amount
includes the $    per common share partial reimbursement of expenses to the
Underwriters and may also include a reimbursement of BlackRock Advisors' expenses incurred in connection with this offering. The amount paid by the
Trust as the partial reimbursement to the Underwriters will not exceed     % of
the total price to the public of the common shares sold in this offering. BlackRock Advisors has agreed to pay all of the Trust's offering costs (other than sales load) to the extent offering expenses (other than sales load) and
organizational expenses exceed $      per common share.


Overallotment Option

         The Trust has granted the Underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that Underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

         Until the distribution of the common shares is complete, the rules of the Securities and Exchange Commission may limit Underwriters and selling group members from bidding for and purchasing our common shares. However, the representatives may engage in transactions that stabilize the price of our common shares, such as bids or purchases to peg, fix or maintain that price.

         If the Underwriters create a short position in our common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of our common shares to stabilize its price or to reduce a short position may cause the price of our common shares to be higher than it might be in the absence of such purchases. The Underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other brokers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions.

         Neither we nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common shares. In addition, neither we nor any of the Underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

         The Trust has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of the common shares to the Underwriters pursuant to the purchase agreement and certain transactions related to the Trust's Dividend Reinvestment Plan.

         The Trust anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Trust's portfolio transactions after they have ceased to be underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

         The common shares will be sold to ensure that the New York Stock Exchange's distribution standards (i.e., round lots, public shares and aggregate market value) will be met.


                          CUSTODIAN AND TRANSFER AGENT

         The custodian of the assets of the Trust will be The Bank of New York. The Custodian will perform custodial, fund accounting and portfolio accounting services. The Bank of New York will also serve as the Trust's Transfer Agent with respect to the common shares.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New
York and for the Underwriters by          .

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION


                                                                          Page


USE OF PROCEEDS............................................................B-1

INVESTMENT OBJECTIVE AND POLICIES..........................................B-1

INVESTMENT POLICIES AND TECHNIQUES.........................................B-2

OTHER INVESTMENT POLICIES AND TECHNIQUES...................................B-8

MANAGEMENT OF THE TRUST....................................................B-10

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................B-19

DESCRIPTION OF SHARES......................................................B-20

REPURCHASE OF COMMON SHARES................................................B-22

TAX MATTERS................................................................B-23

TAXATION OF THE TRUST......................................................B-23

THE TRUST'S INVESTMENTS....................................................B-24

TAXATION OF SHAREHOLDERS...................................................B-26

EXPERTS....................................................................B-28

ADDITIONAL INFORMATION.....................................................B-29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................F-1

FINANCIAL STATEMENTS.......................................................F-2

APPENDIX A  GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS....A-1

APPENDIX B  PROXY VOTING POLICY..............................................1

===============================================================================





                                     Shares


                           BlackRock Real Asset Trust


                                 Common Shares


                                 -------------

                                   PROSPECTUS

                                 -------------






                                    , 2006




===============================================================================

         The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                             Subject to Completion

                Preliminary Statement of Additional Information

                              Dated July 19, 2006

                           BLACKROCK REAL ASSET TRUST
                      STATEMENT OF ADDITIONAL INFORMATION


         BlackRock Real Asset Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the
prospectus relating thereto dated       , 2006. This Statement of Additional
Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling
(800) 882-0052. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

           This Statement of Additional Information is dated        , 2006.

TABLE OF CONTENTS

                                                                        Page
                                                                        ----

USE OF PROCEEDS..........................................................B-1

INVESTMENT OBJECTIVE AND POLICIES........................................B-1

INVESTMENT POLICIES AND TECHNIQUES.......................................B-2

OTHER INVESTMENT POLICIES AND TECHNIQUES.................................B-8

MANAGEMENT OF THE TRUST.................................................B-10

PORTFOLIO TRANSACTIONS AND BROKERAGE....................................B-19

DESCRIPTION OF SHARES...................................................B-20

REPURCHASE OF COMMON SHARES.............................................B-22

TAX MATTERS.............................................................B-23

TAXATION OF THE TRUST...................................................B-23

THE TRUST'S INVESTMENTS.................................................B-24

TAXATION OF SHAREHOLDERS................................................B-26

EXPERTS.................................................................B-28

ADDITIONAL INFORMATION..................................................B-29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................F-1

FINANCIAL STATEMENTS.....................................................F-2

APPENDIX A  GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS..A-1

APPENDIX B  PROXY VOTING POLICY............................................1

USE OF PROCEEDS

         Pending investment in securities that meet the Trust's investment objective and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described under "Investment Policies and Techniques--Short-Term Debt Securities." We currently anticipate that the Trust will be able to invest primarily in securities that meet the Trust's investment objective and policies within approximately three months after the completion of this offering.


INVESTMENT OBJECTIVE AND POLICIES

         The Trust's investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve this objective by investing primarily in equity securities of companies engaged in the energy, natural resources and basic materials businesses and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries.

Investment Restrictions

         Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and any preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

         (1) invest 25% or more of the value of its total assets in any single industry (except that the Trust will invest at least 25% of its total assets in the energy, natural resources and basic materials industries);

         (2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies;

         (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities or the entry into repurchase agreements;

         (4) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;

         (5) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets; or

         (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.


         When used with respect to particular shares of the Trust, "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

         (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed

     25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

         (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder. Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares;

         (3) under normal market conditions, invest less than 80% of its total assets in equity securities of companies engaged in the energy, natural resources and basic materials industries or equity derivatives with exposure to companies in the energy and natural resources and basic materials industries; the Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders; or

         (4) issue senior securities or borrow money for investment purposes (other than in connection with hedging transactions, short sales, when issued or forward commitment transactions and similar investment strategies).

In addition, to comply with federal income tax requirements for qualification as a regulated investment company, the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested (i) in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more "qualified publicly traded partnerships" (as defined under Section 851(h) of the Code) and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

         The percentage limitations applicable to the Trust's portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment, and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.


INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.

Short-Term Debt Securities

         For temporary defensive purposes or to keep cash on hand, the Trust may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

         (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by
     (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

         (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

         (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and on a daily basis during the term of the repurchase agreement. The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

         (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Equity Securities

         While the Trust will primarily invest in common stocks, it may also invest in other equity securities including preferred stocks, convertible securities, warrants, depository receipts and equity interests in Canadian Royalty Trusts.

         Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

         Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

         Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         Depository Receipts. The Trust may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

         Canadian Royalty Trusts. A Canadian royalty trust is a trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These funds generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian Royalty Trust's units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a Canadian Royalty Trust to finance internal growth through exploration is limited. Therefore, Canadian Royalty Trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

Master Limited Partnership Interests

         MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions as well as directly from the MLP or other parties. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

         I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (the "NYSE").

Non-Investment Grade Securities

         The Trust may invest up to 10% of its total assets in securities rated below investment grade such as those rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings ("Fitch") or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality. Securities rated Ba and below by Moody's and Fitch are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value. The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on the Advisors' credit analysis than would be the case when the Trust invests in rated securities.

Securities Lending and Delayed Settlement Transactions

         The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Strategic Transactions and Risk Management

         Consistent with its investment objectives and policies set forth herein, the Trust may also enter into certain risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Trust to manage them successfully will depend on the Advisors' ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.

         Futures Contracts and Options on Futures Contracts. In connection with its Strategic Transactions and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will engage in such transactions only for bona fide risk management and other portfolio management purposes.

         Forward Foreign Currency Contracts. The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Trust's existing investments are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies. The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term strategy is highly uncertain.

         Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations on net asset value, the Trust currently expects to sell or purchase call options ("calls") on securities and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument that it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

         Puts on Securities, Indices and Futures Contracts. As with calls, the Trust may purchase put options ("puts") that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its Strategic Transactions and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

         Interest Rate Transactions. Among the Strategic Transactions in which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Strategic Transactions are entered into for good faith risk management purposes. The Advisors and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

         Credit Derivatives. The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisors are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Advisors are correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.

         Appendix A contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisors; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

         Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."


OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

         Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

         The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Reverse Repurchase Agreements

         The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

         As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

         The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned;
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis); (iii) the loan be made subject to termination by the Trust at any time; and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 331/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisors, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.

         The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.


MANAGEMENT OF THE TRUST

Investment Management Agreement

         Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities. On and after the effective date of the agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers, to BlackRock, Inc. to create a new independent company (the "Transaction"), BlackRock Advisors will continue to provide investment advisory services to the Trust pursuant to a successor investment management agreement, the terms of which will be substantially identical to the investment management agreement that was in place prior to the Transaction.

         The investment management agreement and the successor investment management agreement also provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

         The investment management agreement, the successor investment management agreement and certain scheduled waivers of the investment advisory fees were approved by the Trust's board of trustees at an "in person" meeting
of the board of trustees held on        , 2006 including a majority of the
trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). Each agreement
provides for the Trust to pay a management fee at an annual rate equal to     %
of the average weekly value of the Trust's net assets. A related waiver letter
from BlackRock Advisors provided for temporary fee waiver of   % of the average
weekly value of the Trust's net assets in each of the first     years of the
Trust's operations (through January      ) and for a declining amount for an
additional three years (through      ). The other terms and provisions of the
investment management agreement and the successor investment management agreement also are substantially identical. In approving each agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Advisors, the profitability to BlackRock Advisors of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

         The investment management agreement, the successor investment management agreement, and the waivers of the management fees were approved by
the sole common shareholder of the Trust as of       , 2006. The investment
management agreement and the successor investment management agreement will each continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement and the successor investment management agreement may each be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement and the successor investment management agreement will each terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

         Pursuant to a sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Capital Management, Inc. ("BlackRock Capital Management" or the "Sub-Advisor"), to perform the day-to-day investment management of the Trust. On and after the effective date of the Transaction, BlackRock Capital Management will continue to provide sub-investment advisory services to the Trust pursuant to a successor sub-investment advisory agreement. The terms of the successor sub-investment advisory agreement of BlackRock Capital Management will be substantially identical to the sub-investment advisory agreement that was effective prior to the Transaction. The Sub-Advisor will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay the Sub-Advisor, for serving as sub-advisor to the Trust a fee equal to: (i)
prior to       , 200  ,      % of the monthly management fees received by
BlackRock Advisors; (ii) from         , 200   to      , 200   ,    % of the
monthly management fees received by BlackRock Advisors; and (iii) after     ,
200   ,    % of the management fees received by BlackRock Advisors; provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees.

         The sub-investment advisory agreement and the successor sub-investment advisory agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify the Sub-Advisor, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

         Although the Sub-Advisor intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of the Sub-Advisor are not exclusive and the Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

         The sub-investment advisory agreement and the successor sub-investment advisory agreement were approved by the Trust's board of trustees at an "in
person" meeting held on       including a majority of the trustees who are not
parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving these agreements the board of trustees considered, among other things, the nature and quality of services to be provided by the Sub-Advisor, the profitability to the Sub-Advisor of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

         The sub-investment advisory agreement and successor sub-investment advisory agreement were approved by the sole common shareholder of the Trust as
of          , 200   . The sub-investment advisory agreement and successor sub-
investment advisory agreement will each continue in effect for a period of two years from their respective effective dates, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as defined in the Investment Company Act) and
(2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement and successor sub-investment advisory agreement may be terminated as a whole at any time by the Trust or by BlackRock Advisors without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trusts, or the Sub-Advisor, on 60 days' written notice by any party to the other (which may be waived by the non-terminating party). The sub-investment advisory agreement and successor sub-investment advisory agreement will also terminate automatically in the event of their assignment (as such term is defined in the Investment Company Act and the rules thereunder).

         The successor sub-investment advisory agreement of BlackRock Capital Management was approved by the Trust's board of trustees at an "in person" meeting held on __ 2006, including a majority of the Trustees who are not parties to the agreements or interested persons of any such party (as such term is defined in the Investment Company Act). In approving these agreements the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Capital Management, the profitability to BlackRock Capital Management of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

         The successor sub-investment advisory agreement of BlackRock Capital Management was approved by the sole common shareholder of the Trust as of
             , 200  .

Information Received by the Board

         In considering the Trust's initial and successor investment management and sub-investment advisory agreements, the board of trustees received information specifically related to the approval of the initial and successor investment management and sub-advisory agreements including information regarding: (i) the team of investment advisory personnel assigned to the Trust;
(ii) the structure, expertise and finances of BlackRock Advisors, BlackRock Capital Management and their parent companies; (iii) the Trust's management fee and total operating expenses as compared to funds with similar investment policies and strategies selected by Lipper, Inc.; (iv) BlackRock's profitability with respect to other funds in the BlackRock family of closed-end funds; (v) BlackRock's overall profitability as compared with available industry data; (vi) certain direct and indirect "fallout" benefits to BlackRock from its relationship with the Trust; and (vii) BlackRock's policies and procedures in respect of execution of portfolio transactions. Periodically, the trustees, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock's management of relationships with service providers and resources devoted to compliance with such funds' investment objectives and polices and other matters.

Matters Considered by the Board

         In considering the initial and successor investment management and sub-investment advisory agreements, the board of trustees, including the non-interested trustees, did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of all of the Trust's surrounding circumstances. Matters considered by the board of trustees, including the non-interested trustees, in approving the initial and successor investment management and sub-advisory agreements included the following:

Conclusion

         Based on the information reviewed and discussions held with respect to each of the foregoing items, the board of trustees, including a majority of the
independent trustees,                       each of the initial and successor
investment advisory agreement between BlackRock Advisors and the Trust and each of the initial and successor sub-advisory agreements among BlackRock Advisors, the Sub-Advisor and the Trust as in the best interests of shareholders of the Trust.

Trustees and Officers

         The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. Below is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

         The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.


Interested Trustee
-----------------------------------------------    ------------------------------------------------------------------
                                                   Principal Occupation During the Past Five Years and Other
Name and Age               Title                   Affiliations
----------------------     --------------------    ------------------------------------------------------------------
Anne F. Ackerley           Sole Initial Trustee,   Managing Director of BlackRock, Inc. since 2000. Formerly, First
Age:  43                   President, Chief        Vice President and Chief Operating Officer, Mergers and
                           Executive Officer and   Acquisition Group at Merrill Lynch & Co. from 1997 to 2000; First
                           Chief Financial Office  Vice President and Chief Operating Officer, Public Finance Group
                                                   at Merrill Lynch & Co. from 1995 to 1997; First Vice President,
                                                   Emerging Markets Fixed Income Research at Merrill Lynch & Co.
                                                   prior thereto.

Share Ownership

                                                    Dollar Range of            Aggregate Dollar Range of Equity
                                                       Equity                 Securities Overseen by Trustees in
                                                    Securities in             the Family of Registered Investment
      Name of Trustee                               the Trust (1)                      Companies (1)
-------------------------------------------        ------------------         ------------------------------------
Interested Trustee.........................                                   $___________________
Independent Trustee........................                                   $___________________

-----------
(1) As of  ______, 2006, the trustees do not own shares in the Trust as the Trust has no operating history.


Compensation of Trustees

         The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. It is estimated that the Independent

Trustees will receive from the Trust the amounts set forth before the Trust's calendar year ending _______, 2006, assuming the Trust will have been in existence for the full calendar year.



                                                                   Total Compensation from the
                                    Estimated Compensation         Trust and Fund Complex Paid
Name of Board Member                   from the Trust                to Board Members(1)
-------------------------------     -----------------------        ----------------------------
                                      $                             $        (3)(4)(5)
                                      $        (2)                  $        (4)(5)
                                      $        (2)                  $        (4)(5)
                                      $        (2)                  $        (4)(5)
                                      $        (2)                  $        (4)
                                      $        (2)                  $        (4)
                                      $        (2)                  $        (4)
                                      $        (2)                  $        (4)

-------------------

(1)  Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2006 from the closed-end funds advised by the Advisor (the "Fund Complex").

(2)  Of these amounts it is anticipated that trustees           ,           ,         ,        ,
             ,       ,           , and            may defer $    , $    , $    , $    , $    , $     ,
     $      and $     , respectively, pursuant to the Fund Complex's deferred compensation plan in the calendar year ended December 31, 2006.

(3)       serves as "lead director" and Governance Committee Chairman for each board of trustees/
     directors in the Fund Complex. For his services as lead trustee/director,             will be
     compensated in the amount of $     per annum by the Fund Complex.

(4)  Of this amount, trustees        ,           ,           ,           ,           ,         ,
           and            are expected to defer $        , $          , $          , $          ,
     $          , $          , $           and $       , respectively, pursuant to the Fund Complex's
     deferred compensation plan.

(5)  Includes compensation for service on the Audit Committee.          receives $       per annum for
     his service as Chairman of the Audit Committee and all other trustees on the Audit Committee
     receive $        base per annum for their service on the Audit Committee.


         The Trust shall pay a pro rata portion (based on relative net assets)
of the following trustee fees paid by the Fund Complex: (i) $      per annum
for each Independent Trustee as a retainer and (ii) $          per day for each
Independent Trustee for each special meeting of each board in the Fund Complex (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each Independent Trustee shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of the board of trustees of the Trust
and any committee thereof.      will receive an additional $     per annum from
the Fund Complex for acting as the lead trustee for each board of trustees/
directors in the Fund Complex plus an additional $    per annum for his service
as chairman of the Audit Committee. Messrs.        , and will receive an
additional $       per annum from the Fund Complex for their service on the
Audit Committee of the Fund Complex. This additional compensation to Messrs.
       ,        , and         will be allocated among the funds/trusts in the
Fund Complex based on their relative net assets. Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The Independent Trustees have
agreed that at least $     of their $     retainer will be mandatorily deferred
pursuant to the Fund Complex's deferred compensation plan. Also, members of the
Audit Committee of the Fund Complex will be required to defer $     of the per
annum fee they will receive for their services on the Audit Committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

         The board of trustees of the Trust currently has five committees: an Executive Committee, an Audit Committee, a Governance Committee, a Compliance Committee and a Portfolio Review Committee.

         The Executive Committee consists of Messrs.       and      , and acts
in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and the By-Laws of the Trust. The Executive Committee, subject to the Trust's Amended and Restated Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the board.

         The Audit Committee consists of Messrs.         ,         ,        and
       . The Audit Committee acts according to the Audit Committee charter.
     has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the board of trustees and the Trust's independent accountants. The board of trustees of the Trust has determined that the Trust has three audit committee financial experts serving on its Audit Committee,
Messrs.      ,      and     , all of whom are independent for the purpose of
the definition of audit committee financial expert as applicable to the Trust.

         The Governance Committee consists of all of the Independent Trustees. The Governance Committee acts in accordance with the Governance Committee
charter.          has been appointed as Chairman of the Governance Committee.
The Governance Committee performs those functions enumerated in the Governance Committee charter including, but not limited to, making nominations for the appointment or election of Independent Trustees including shareholder nominees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Independent Trustees.

         The Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

     o The name of the shareholder and evidence of the person's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and

     o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a trustee of the Trust and the person's consent to be named as a trustee if selected by the Governance Committee and nominated by the Board.

         The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

         The Compliance Committee consists of Messrs.      ,      ,      ,
      ,      , and     . The Compliance Committee acts according to the
Compliance Committee charter.       has been appointed as Chairman of the
Compliance Committee. The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the Independent Trustees in acting independently of BlackRock Advisors in pursuing the best interests of the Trust and its shareholders, receiving information on and, where appropriate, recommending policies concerning the Trust's compliance with applicable law, and receiving reports from and making certain recommendations in respect of the Trust's Chief Compliance Officer.

     The Portfolio Review Committee consists of Messrs.       ,      ,       ,
     ,       , and      . The Portfolio Review Committee acts in accordance
with the Portfolio Review Committee charter.        has been appointed as an Ex
Officio member of the Portfolio Review Committee. The Portfolio Review Committee performs those functions enumerated in the Portfolio Review Committee charter, including, but not limited to, supporting the Independent Trustees in acting independently of BlackRock in pursuing the best interests of the Trust and its shareholders, developing an understanding of and reviewing the investment objective, policies and practices of the Trust, and reviewing with respect to the Trust: (a) whether the Trust has complied with its investment policies and restrictions as reflected in its prospectus and Statement of Additional Information, (b) appropriate benchmarks and competitive universes,

(c) investment performance, (d) unusual or exceptional investment matters, and
(e) other matters bearing on the Trust's investment results.

         As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year, provided that the Governance Committee has acted by written consent to form the Audit Committee which, in turn, met in connection with the organization of the Trust to select the Trust's independent registered public accounting firm.

         Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of BlackRock Advisors.

Proxy Voting Policies

         The board of trustees of the Trust has delegated the voting of proxies for Trust securities to BlackRock pursuant to BlackRock's proxy voting guidelines. Under these guidelines, BlackRock will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of BlackRock's proxy voting procedures is attached as Appendix B to this Statement of Additional Information.

Codes of Ethics

         The Trust, the Advisor and the Sub-Advisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. These codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisor

         BlackRock Advisors acts as the Trust's investment advisor. BlackRock Capital Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Capital Management, Inc., located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $464 billion of assets under management as of June 30, 2006. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds(TM) and BlackRock Liquidity Funds(TM). In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(R) name.

         The BlackRock organization has over 17 years of experience managing closed-end products and, as of March 31, 2006, advised a closed-end family of 56 active funds with approximately $18 billion in assets. BlackRock has $40.9 billion in equity assets under management as of June 30, 2006, including $4.2 billion in assets across 8 equity closed-end funds. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Chicago, Edinburgh, Hong Kong, San Francisco, Singapore, Sydney, Tokyo and Wilmington. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority owned by PNC and by BlackRock employees.

Portfolio Managers

         As of        , 2006,          managed or was a member of the management
team for the following client accounts:


                                                        Total Assets     Number of Accounts
                                          Number of       in the           Subject to a         Assets Subject to a
Type of Account                           Accounts       Accounts         Performance Fee         Performance Fee
---------------                           --------       --------         ---------------         ---------------

Registered Investment
     Companies...................
Pooled Investment Vehicles
     Other Than Registered
     Investment Companies........
Other Accounts...................


         As of         , 2006,             managed or was a member of the
management team for the following client accounts:


                                                        Total Assets     Number of Accounts
                                         Number of         in the           Subject to a         Assets Subject to a
Type of Account                           Accounts        Accounts         Performance Fee         Performance Fee
---------------                           --------        --------         ---------------         ---------------

Registered Investment
     Companies...................
Pooled Investment Vehicles
     Other Than Registered
     Investment Companies........
Other Accounts...................


         As of         , 2006,                managed or was a member of the
management team for the following client accounts:


                                                        Total Assets     Number of Accounts
                                         Number of         in the           Subject to a         Assets Subject to a
Type of Account                           Accounts        Accounts         Performance Fee         Performance Fee
---------------                           --------        --------         ---------------         ---------------
Registered Investment
     Companies...................
Pooled Investment Vehicles
     Other Than Registered
     Investment Companies........
Other Accounts...................


         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Trust. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Trust. In this connection, it should be noted that
Messrs.         and         currently manage certain accounts that are subject
to performance fees and each portfolio manager may in the future manage other such accounts.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

         BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

         Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

         Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

                  Long-Term Retention and Incentive Plan (LTIP) --The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock, Inc. common stock. Messrs. Klingert, Downs and McGinley have received awards under the LTIP.

                  Deferred Compensation Program --A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual
         compensation of certain senior managers, including Messrs.      and
                  was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of
         certain senior managers, including Messrs.      , and       , is paid
         in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

                  Options and Restricted Stock Awards --While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest
         over a period of years. Messrs.           ,           and        have
         been granted stock options in prior years, and Messr. participates in BlackRock's restricted stock program.

                  Incentive Savings Plans --The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock, Inc.'s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock, Inc. common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the
         firm. Messrs.         ,               and are eligible to participate
         in these plans.

         Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Trust, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Trust or other accounts are measured. A group of BlackRock, Inc.'s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. In the case of the Trust, it is anticipated that such benchmarks would include
the                                                      . The group then makes
a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

Securities Ownership of Portfolio Managers

         The Trust is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Trust.


PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Trust will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Trust may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

         Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

         The Advisor and Sub-Advisor may, consistent with the interests of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Trust and the Advisor's or Sub-Advisor's other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisor's or Sub-Advisor, investment decision making process in order for such research, statistical and/or pricing services to be considered by the Advisor or Sub-Advisor in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Securities Exchange Act of 1934, as amended. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor and Sub-Advisor under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisor and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. The advisory fees that the Trust pays to the Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Advisor or Sub-Advisor in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor and Sub-Advisor in carrying out their obligations to the Trust. While such services are not expected to reduce the expenses of the Advisor or Sub-Advisor, the Advisor would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

         One or more of the other investment companies or accounts that the Advisor and/or the Sub-Advisor manage may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. Such allocations are based upon the written procedures of the Advisor and/or Sub-Advisor, which have been reviewed and approved by the board of trustees. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Trust may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.


DESCRIPTION OF SHARES

Common Shares

         The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Preferred Shares

         Although the Trust does not currently intend to issue preferred shares, the Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue preferred shares (the "Preferred Shares") with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

         Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

         The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

         Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of any Preferred Shares would typically provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

         The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

         The Trust may apply for ratings for any Preferred Shares from Moody's, S&P or Fitch. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.

Other Shares

         The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.


REPURCHASE OF COMMON SHARES


         The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open-market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open-market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

         The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Trust of its common shares will net assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.


TAX MATTERS

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders subject to special treatment under U.S. federal income tax law), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with any specific questions relating to U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Trust

         The Trust intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code (a "RIC"). Accordingly, the Trust must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) interests in qualified "publicly traded partnerships" as defined below (the "Gross Income Test"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Trust's total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Trust's total assets is invested in (I) the securities of any one issuer (other than U.S. Government securities and the securities of other RICs), (II) the securities of any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) one or more qualified publicly traded partnerships. Generally, a qualified publicly traded partnership (as defined in Section 851(h) of the Code) includes a partnership, such as the MLPs in which the Trust intends to invest, the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and which derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation, or the marketing of any mineral or natural resource. These provisions generally apply to taxable years beginning after December 31, 2004.

         As a RIC, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes the sum of (i) 90% of the Trust's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Trust's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute at least annually substantially all of such income. The Trust will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

         Amounts not distributed on a timely basis in accordance with the calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Trust level. To avoid the tax, the Trust must distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust's fiscal year) plus 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. In addition, certain other distributions made after the close of a taxable year of the Trust may be "spilled back" and treated as paid by the Trust (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

         If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions from earnings and profits, including distributions of net capital gain (if any), to the Trust's shareholders, would be taxable to shareholders as ordinary income. Furthermore, such distributions would not be deductible by the Trust in computing its taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders, subject, in each case, to certain holding period requirements.

The Trust's Investments

         Certain of the Trust's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gains or "qualified dividend income" into higher taxed short-term capital gains or ordinary income;
(iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited); (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions. These income tax provisions could therefore affect the amount, timing and character of distributions to shareholders. The Trust intends to monitor its transactions and may make certain tax elections to mitigate the effect of these provisions and prevent disqualification of the Trust as a RIC.

         The Trust intends to invest in equity securities of MLPs that are expected to derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Trust expects that these MLPs will be treated as qualified publicly traded partnerships (as defined in Section 851(h) of the Code and discussed above under "Taxation of the Trust"). Accordingly, it is expected that the net income derived by the Trust from such investments will qualify as "good income" for purposes of the Gross Income Test. If the MLPs in which the Trust invests do not, however, qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by the Trust from such investments may not qualify as "good income" under the Gross Income Test and, therefore, could adversely affect the Trust's status as a RIC.

         The MLPs in which the Trust intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes and, therefore, the cash distributions received by the Trust from an MLP may not correspond to the amount of income allocated to the Trust by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Trust exceeds the amount of cash received by such MLP, the Trust may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding the income and excise taxes. Accordingly, the Trust may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

         The Trust intends to invest in Canadian Royalty Trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian Royalty Trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian Royalty Trusts in which the Trust invests are treated as corporations for U.S. federal income tax purposes, the income and gain generated by the Trust from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of the Trust qualifying as a RIC. Moreover, if the Canadian Royalty Trust is a PFIC, the Trust will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

         If the Canadian Royalty Trusts in which the Trust invests are treated as partnerships for U.S. federal income tax purposes, the effect on the Trust will depend on whether the Canadian Royalty Trust is a qualified publicly traded partnership (as described above). If the Canadian Royalty Trust is a qualified publicly traded partnership, the Trust's investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian Royalty Trust is not, however, treated as a qualified publicly traded partnership, then the consequences to the Trust of an investment in such Canadian Royalty Trust will depend upon the amount and type of income and assets of the Canadian Royalty Trust allocable to the Trust. The Trust intends to monitor its investments in Canadian Royalty Trusts to prevent the disqualification of the Trust as a RIC.

         If the Trust invests (directly or indirectly through a REIT) in residual interests in REMICs, a portion of the Trust's income will be subject to U.S. federal income tax in all events. Excess inclusion income of the Trust generated by a residual interest in a REMIC will be allocated to shareholders of the Trust in proportion to the dividends received by the shareholders of the Trust. Excess inclusion income generally (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax exempt investors and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding taxes. In addition, if the shareholders of the Trust include a "disqualified organization" (such as certain governments or governmental agencies), the Trust may be liable for a tax on the excess inclusion income allocable to the disqualified organization.

         Income received by the Trust with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries and U.S. possessions. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Trust's investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes. If, however, the Trust invests more than 50% of its total assets in non-U.S. securities as of a year-end, the Trust may elect to have its foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by its shareholders instead of on its own tax return. If the Trust so elects, the Trust would treat those foreign taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Trust that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Trust will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required.

         Investments by the Trust in certain passive foreign investment companies ("PFICs") could subject the Trust to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which the Trust cannot eliminate by making distributions to its shareholders. One or more tax elections will be available to the Trust to mitigate the effect of this provision, but the elections generally cause the recognition of income without the receipt of cash.

Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders." A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.

         Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Trust accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Trust actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

         The Trust believes that its investment strategies, including its investments in foreign currency-denominated securities, will generate qualifying income for RIC purposes under current federal income tax law. The Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Trust's foreign currency gains as non-qualifying income, which may affect the Trust's status as a RIC for all years to which such regulations are applicable.

Taxation of Shareholders

         Distributions (whether paid in cash or reinvested in Trust shares) paid by the Trust from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Trust's earnings and profits. Such distributions (if designated by the Trust) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that the Trust's income consists of dividends received from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. If the Trust's qualified dividend income is less than 95 percent of its gross income, a shareholder of the Trust may only include as qualified dividend income that portion of the dividends that may be and are so designated by the Trust as qualified dividend income. These special rules relating to the taxation of ordinary income dividends paid by RICs to individual taxpayers generally apply to taxable years beginning on or before December 31, 2010. Thereafter, the Trust's dividends, other than capital gains dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Trust's income distributions will qualify for favorable treatment as qualified dividend income.

         Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. Distributions with respect to interests in qualified publicly traded partnerships, dividend income from PFICs and, in general, dividend income from REITs are not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. In the case of securities lending transactions, payments in lieu of dividends do not constitute qualified dividend income. Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has currently identified tax treaties between the United States and 52 other countries that satisfy the treaty test. Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an American Depositary Receipt in respect of such stock, is considered readily tradable on an established securities market in the Unites States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the Nasdaq Stock Market.

         A dividend (whether paid in cash or reinvested in additional Trust shares) will not be treated as qualified dividend income (whether received by the Trust or paid by the Trust to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes exdividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

         Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Trust's shares. Capital gain dividends are not eligible for the dividends received deduction. The maximum tax rate on net capital gain dividend received, or deemed to have been received, by individuals on or before December 31, 2010 generally is 15% (5% for individuals in lower brackets). Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, distributions of investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

         The Trust may retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to a tax of 35% of such amount. In that event, the Trust expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisors.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss recognized by a shareholder on the sale of Trust shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. In addition, all or a portion of a loss recognized on a redemption or other disposition of Trust shares may be disallowed under "wash sale" rules if the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Trust (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

         An investor should be aware that if Trust shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Trust shares, in effect resulting in a taxable return of some of the purchase price.

         Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. shareholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Trust.

         A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Trust's common shares.

         Certain dividends designated by the Trust as "interest-related dividends" that are received by most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or
Section 881(c) of the Code) in the Trust will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by the Trust that would not be subject to U.S. tax if earned by a foreign person directly. Further, certain dividends designated by the Trust as "short-term capital gain dividends" that are received by certain foreign investors (generally those not present in the United States for 183 days or more) will also be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from the Trust's short-term capital gains over net long-term capital losses. These provisions generally apply, with certain exceptions, to taxable years beginning after December 31, 2004 and on or before December 31, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them related to these provisions.

         The Trust may be required to withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The Trust will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. If the Trust issues preferred shares, the Trust will designate dividends made to holders of shares and to holders of those preferred shares in accordance with each class's proportionate share of each item of Trust income (such as net capital gains and other taxable income). A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares should consult their own tax advisors regarding the purchase, ownership and disposition of common shares.


EXPERTS

         The statement of net assets of the Trust as of          , 2006 and
related statement of operations and statement of changes in net assets for the
period from       , 2006 (date of inception) to         , 2006 appearing in
this Statement of Additional Information has been audited by      , independent
registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given
upon the authority of such firm as experts in accounting and auditing.      ,
located at        , provides accounting and auditing services to the Trust.

ADDITIONAL INFORMATION


         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholder of BlackRock Real Asset Trust:


We have audited the accompanying statement of assets and liabilities of
BlackRock Real Asset Trust (the "Trust") as of     , 2006, and the related
statements of operations and changes in net assets for the period from
   , 2006 (date of inception) to      , 2006. These financial statements are the
responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, such financial statements present fairly, in all material
respects, the financial position of the Trust as of   , 2006, and the results of
its operations and the changes in net assets for the period from      , 2006
(date of inception) to    , 2006, in conformity with accounting principles
generally accepted in the United States of America.


                                    [ image ]


     , 2006

                              Financial Statements

                         BLACKROCK REAL ASSET TRUST ( )
                       STATEMENT OF ASSETS AND LIABILITIES
                                          , 2006

                         BLACKROCK REAL ASSET TRUST ( )
                             STATEMENT OF OPERATIONS
             For the period    , 2006 (date of inception) to    , 2006

                         BLACKROCK REAL ASSET TRUST ( )
                       STATEMENT OF CHANGES IN NET ASSETS
             For the period      , 2006 (date of inception) to     , 2006

                          NOTES TO FINANCIAL STATEMENTS

APPENDIX A

GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS


     In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.


Put and Call Options on Securities and Indices


     The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.


     The Trust's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.


Futures Contracts and Related Options


     Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).


     Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.


     Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Trust's board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.


     Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments.


     Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.


     Strategic Transactions Present Certain Risks. With respect to Strategic Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Strategic Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.


     Regulatory Considerations. The Trust has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

APPENDIX B

PROXY VOTING POLICY


For


                            BlackRock Advisors, Inc.
                and Its Affiliated Registered Investment Advisers


Introduction


     This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("BlackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated in a manner designed to ensure decision-making consistent with these fiduciary responsibilities.


     Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy for that client. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.


     Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.


     Implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be supported only when we conclude that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, we will assess management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that our continued confidence remains warranted. If we determine that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless we determine other mitigating circumstances are present.


     Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, we seek to vote proxies based on our clients' best interests.


     This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, we will consider the facts we believe are relevant, and if we vote contrary to these guidelines we will record the reasons for this contrary vote.


     Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

     (A) Social Issues,

     (B) Financial/Corporate Issues, and

     (C) Shareholder Rights.

     Finally, Section III of the Policy describes the procedures we follow in casting votes pursuant to these guidelines.


                                    SECTION I
                                 ROUTINE MATTERS


     Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

     1. They do not measurably change the structure, management control, or operation of the corporation.

     2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation


     BlackRock will normally support the following routine proposals:

     1. To increase authorized common shares.

     2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

     3. To elect or re-elect directors, except as noted below.

     4. To appoint or elect auditors.

     5. To approve indemnification of directors and limitation of directors' liability.

     6. To establish compensation levels.

     7. To establish employee stock purchase or ownership plans.

     8. To set time and location of annual meeting.

     BlackRock will withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, BlackRock will withhold its vote for all nominees standing for election to a board if (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill" (without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.


     BlackRock evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

                                   SECTION II
                              NON-ROUTINE PROPOSALS


A.   Social Issues


     Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.


Voting Recommendation


     If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:


     1. To enforce restrictive energy policies.

     2. To place arbitrary restrictions on military contracting.

     3. To bar or place arbitrary restrictions on trade with other countries.

     4. restrict the marketing of controversial products.

     5. To limit corporate political activities.

     6. To bar or restrict charitable contributions.

     7. To enforce a general policy regarding human rights based on arbitrary parameters.

     8. To enforce a general policy regarding employment practices based on arbitrary parameters.

     9. To enforce a general policy regarding animal rights based on arbitrary parameters.

     10. To place arbitrary restrictions on environmental practices.

B.   Financial/Corporate Issues


     Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.


Voting Recommendation


     We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:


     1. To change the state of incorporation.

     2. To approve mergers, acquisitions or dissolution.

     3. To institute indenture changes.

     4. To change capitalization.

C.   Shareholder Rights

     Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.


     We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation


     We will generally vote for the following management proposals:


     1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

     2. To institute staggered board of directors.

     3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

     4. To eliminate cumulative voting.

     5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

     6. To create a dividend reinvestment program.

     7. To eliminate preemptive rights.

     8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

     9. To adopt or continue a stock option or restricted stock plan if all such plans for a particular company do not involve excessive dilution.

     We will generally vote against the following management proposals:


     1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

     2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

     3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

     4. To prohibit replacement of existing members of the board of directors.

     5. To eliminate shareholder action by written consent without a shareholder meeting.

     6. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

     7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

     8. To limit the ability of shareholders to nominate directors.

     9. To adopt or continue a stock option or restricted stock plan if plan contributes to excessive dilution.

     We will generally vote for the following shareholder proposals:

     1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

     2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

     3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

     4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

     5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

     6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

     7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

     8. To create a dividend reinvestment program.

     9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

     10. To require that "golden parachutes" be submitted for shareholder ratification.

     11. To rescind a stock option or restricted stock plan if the plan contributes to excessive dilution.

     We will generally vote against the following shareholder proposals:


     1. To restore preemptive rights.

     2. To restore cumulative voting.

     3. To require annual election of directors or to specify tenure.

     4. To eliminate a staggered board of directors.

     5. To require confidential voting.

     6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

     7. To dock director pay for failing to attend board meetings.

     8. To rescind a stock option or restricted stock plan if the plan does not contribute to excessive dilution.

     9. To prohibit the provision of any non-audit services by a company's auditors to the company.

                                   SECTION III
                                 VOTING PROCESS


     BlackRock has engaged an independent third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant BlackRock Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the BlackRock Operations Group (e-mail is deemed to be a writing). If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the third-party service provider recommendation, the reason for such differing vote shall be noted in the written approval form sent to the BlackRock Operations Group. The head of each relevant BlackRock Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The BlackRock Equity Investment Policy Oversight Committee (or similar or successor committee, the "EIPOC") receives regular reports of votes cast that differ from recommendations made by the third-party service provider and votes cast that may have involved a material conflict of interest. The EIPOC also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.


     Votes may involve a conflict of interest if (i) the vote is proposed to be cast in a manner that differs from the third-party service provider recommendation and (ii) the subject matter of the proxy involves a party that has a material relationship with BlackRock, or the issuer of the proxy has such a relationship, such as where the issuer soliciting the vote is a BlackRock client. The BlackRock Operations Group identifies potential conflicts of interest and then refers any potential conflict to BlackRock's Legal and Compliance Department for review prior to a vote being cast.


     With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.


     With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.


                                      *****


     Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

                                     PART C


                                OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)  Financial Statements

     Part A--None.

     Part B--Statement of Assets and Liabilities.

(2)  Exhibits

     (a) Agreement and Declaration of Trust.(1)
     (b) By-Laws.(1)
     (c) Inapplicable.
     (d) Form of Specimen Certificate.(2)
     (e) Form of Dividend Reinvestment Plan.(2)
     (f) Inapplicable.
     (g)(1) Investment Management Agreement.(2)
     (g)(2) Sub-Investment Advisory Agreement.(2)
     (h) Form of Underwriting Agreement.(2)
     (i) Form of the BlackRock Closed-End Trusts Amended and Restated Deferred Compensation Plan.(2)
     (j)(1) Form of Custody Agreement.(2)
     (j)(2) Form of Foreign Custody Manager Agreement.(2)
     (k)(1) Form of Stock Transfer Agency Agreement.(2)
     (k)(2) Form of Fund Accounting Agreement.(2)
     (l) Opinion and Consent of Counsel to the Trust.(2)
     (m) Inapplicable.
     (n) Independent Registered Public Accounting Firm Consent.(2)
     (o) Inapplicable.
     (p) Subscription Agreement.(2)
     (q) Inapplicable.
     (r)(1) Code of Ethics of Trust.(2)
     (r)(2) Code of Ethics of the Advisor.(2)
     (s) Power of Attorney.(2)

      --------------------------------
     (1) Filed herewith.
     (2) To be filed by amendment.


Item 26. Marketing arrangements


     Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

Item 27. Other Expenses of Issuance and Distribution


     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

     Registration fees...................................................
     NYSE listing fee....................................................
     Printing (other than certificates)..................................
     Engraving and printing certificates.................................
     Accounting fees and expenses related to the offering................
     Legal fees and expenses related to the offering.....................
     NASD fee............................................................
     Miscellaneous (i.e. travel) related to the offering.................
          Total..........................................................

Item 28. Persons Controlled by or under Common Control with the Registrant


     None.

Item 29. Number of Holders of Shares


     As of _____, 2006.

                                                            Number of Record
     Title of class                                              holders
     --------------------------------------------------------------------------
     Shares of Beneficial Interest.........................         0


Item 30. Indemnification


     Article V of the Registrant's Agreement and Declaration of Trust provides as follows:


     5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.


     5.2 Mandatory Indemnification (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of
(i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.


     (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.


     (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
(iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.


     (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.


     (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.


     5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.


     5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.


     5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.


     Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article 6 of the purchase agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 31. Business and Other Connections of Investment Advisor


     Not Applicable

Item 32. Location of Accounts and Records


     The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of the Registrant's Sub-Advisor, Custodian and Transfer Agent.

Item 33. Management Services


     Not Applicable

Item 34. Undertakings


     (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.


     (2) Not applicable


     (3) Not applicable

     (4) Not applicable


     (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.


     (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.


     (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 19th day of July, 2006.



                                   /s/Anne F. Ackerley
                                   -------------------------------------------
                                   Anne F. Ackerley
                                   Sole Initial Trustee, President, Chief
                                   Executive
                                   Officer and Principal Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 19th day of July, 2006.


NAME                           TITLE
----                           -----


                               Sole Initial Trustee, President, Chief Executive
/s/Anne F. Ackerley            Officer and Principal Financial Officer
-------------------
Anne F. Ackerley

                                INDEX TO EXHIBITS

Ex. 99(a)           Declaration of Trust
Ex. 99(b)           By-Laws